As filed with the Securities and Exchange Commission on December 29, 1997


Securities Act File No. 33-46973
Investment Company Act File No. 811-6625

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  F O R M N-1A

           Registration Statement Under the Securities Act of 1933 [X]
                              Pre-Effective Amendment No. __       [ ]

                              Post-Effective Amendment No. 34      [X]

                                       and
        Registration Statement Under the Investment Company Act of 1940
                                 Amendment No. 36                  [X]

                       -----------------------------------
                       THE PAYDEN & RYGEL INVESTMENT GROUP
                        (formerly P & R Investment Trust)
               (Exact Name of Registrant as Specified in Charter)

                       333 South Grand Avenue, 32nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)
                                 (213) 625-1900
              (Registrant's Telephone Number, Including Area Code)

                                 JOAN A. PAYDEN
                       333 South Grand Avenue, 32nd Floor
                          Los Angeles, California 90071
                                 (213) 625-1900
                     (Name and Address of Agent for Service)

                             Copy to: Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                555 S. Flower St., Los Angeles, California 90071

                               ------------------

                  Approximate Date of Proposed Public Offering:
                As soon as practicable following effective date.

                               ------------------

            It is proposed that this filing will become effective:

[ ]        immediately upon filing pursuant to paragraph (b)


[X]        on (date) pursuant to paragraph (b)


[ ]        60 days after filing pursuant to paragraph (a)(1)

[ ]        on (date) pursuant to paragraph (a)(1)

[ ]        75 days after filing pursuant to paragraph (a)(2)

[ ]        on (date) pursuant to paragraph (a)(2), of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       -----------------------------------


       Title of Securities being registered: Shares of Beneficial Interest

                       THE PAYDEN & RYGEL INVESTMENT GROUP

                              CROSS REFERENCE SHEET

                                    FORM N-1A


N-1A                                       Location in
Item No.    Item                           Registration Statement
--------    ----                           ----------------------

           Part A: Information Required in Prospectus

1.        Cover Page                       Cover Page

2.        Synopsis                         Funds In Review and Expense
                                           Information

3.        Condensed Financial              Financial Highlights
          Information

4.        General Description              Investment Objectives
          of Registrant                    and Policies; Dividends,
                                           Distributions and Taxes

5.        Management of                    Management of the
          the Fund                         Funds

5A.       Management's Discussion          Contained in Registrant's
          of Fund Performance              annual report

6.        Capital Stock and                How to Purchase Shares;
          Other Securities                 Dividends, Distributions and
                                           Taxes; Shareholder Services

7.        Purchase of Securities           How to Purchase Shares;
          Being Offered                    Management of the Funds;
                                           Net Asset Value

8.        Redemption or                    Redemption of Shares
          Repurchase

9.        Pending Legal                    Not Applicable
          Proceedings

                         Part B: Information Required in
                       Statement of Additional Information


10.       Cover Page                       Cover Page

11.       Table of Contents                Cover Page

12.       General Information              Not Applicable
          and History

13.       Investment Objectives            Investment Objectives
          and Policies                     and Policies; Fundamental
                                           and Operating Policies

14.       Management of the                Management of the Group
          Registrant

15.       Control Persons and              Management of the Group
          Principal Holders of
          Securities

16.       Investment Advisory              Management of the Group;
          and Other Services               Other Information

17.       Brokerage Allocation             Portfolio Transactions

18.       Capital Stock and                Other Information
          Other Securities

19.       Purchase, Redemption             Purchases and Redemptions
          and Pricing of Securities
          Being Offered

20.       Tax Status                       Taxation

21.       Underwriters                     Management of the Group

22.       Calculation of                   Fund Performance
          Performance Data

23.       Financial Statements             Other Information

                            Part C: Other Information

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

         PAYDEN & RYGEL

         FIXED INCOME FUNDS
                  Limited Maturity Fund
                  Short Bond Fund

                  U.S. Government Fund

                  Intermediate Bond Fund
                  Investment Quality Bond Fund
                  Total Return Fund
                  High Income Fund

         TAX EXEMPT FUNDS
                  Short Duration Tax Exempt Fund
                  Tax Exempt Bond Fund

         EQUITY FUNDS
                  Growth & Income Fund
                  Market Return Fund

         GLOBAL FUNDS
                  Global Short Bond Fund
                  Global Fixed Income Fund


                  Global Balanced Fund
                  European Growth & Income Fund
                  International Equity Fund


                                   PROSPECTUS

                               DECEMBER 30, 1997

TABLE OF CONTENTS

    Funds in Review...................................................     1

    Expense Information ..............................................     5

    Financial Highlights..............................................     9

    Net Asset Value...................................................    26

    Dividends, Distributions and Taxes................................    26

    Investment Objectives and Policies ...............................    29

    Investment Practices..............................................    41

    Management of the Funds...........................................    58

    Shareholder Services..............................................    63

    Redemption of Shares..............................................    66

    How to Purchase Shares............................................    67

    Appendix A - Description of Ratings...............................    70

    Appendix B - MSCI Europe Index....................................    78

                         PAYDEN & RYGEL INVESTMENT GROUP
                             333 SOUTH GRAND AVENUE
                          LOS ANGELES, CALIFORNIA 90071
                                  (800) 5PAYDEN
                                 (213) 625-1900


The Payden & Rygel Investment Group (the "Group") is a professionally managed, no-load, open-end management investment company. The Group currently consists of a number of distinct portfolios with separate investment objectives. Information about sixteen of the portfolios (each a Fund), including the investment objectives of the Funds, the types of securities in which each Fund may invest, and applicable investment policies and restrictions, is set forth in this Prospectus. There can be no assurance that the Funds' investment objectives will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of the Funds also will vary.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. Payden & Rygel (the "Adviser") serves as investment adviser for each of these Funds. Payden & Rygel has been in the investment advisory business for 14 years and manages assets of over $22 billion.


A Statement of Additional Information, dated December 30, 1997, containing additional information about each Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing the Group at 333 South Grand Avenue, Los Angeles, California 90071 or by telephone at (213) 625-1900, or (800) 5PAYDEN (800-572-9336).


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE SHARES FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

This Prospectus should be read and retained for reference to information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
               THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
               SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE
                  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is December 30, 1997.

                                 FUNDS IN REVIEW

This summary is designed to provide a brief overview of each of the Funds, including their investment objectives. A more detailed discussion of each Fund's objectives and investment policies may be found under "Investment Objectives and Policies." There can be no assurance that the Funds' objectives will be achieved. Complete information on how to purchase, redeem and exchange shares may be found under "Shareholder Services," "Redemption of Shares" and "How To Purchase Shares."

FUND DESCRIPTIONS

FIXED INCOME FUNDS

Each Fixed Income Fund invests in debt obligations which pay principal and interest in U.S. dollars. In addition, for each Fixed Income Fund other than the High Income and Total Return Funds, all such debt obligations are "investment grade" at the time of purchase. Investment grade means that each security has been rated by at least one of the established rating agencies in one of its four top categories (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation), or if unrated, is determined by the Adviser to be of comparable quality. The High Income Fund invests at least 65% of its total assets in fixed income securities rated below investment grade and may invest a portion of its assets in securities which pay principal and interest in foreign currencies. In addition, the Total Return Fund may invest up to 25% of its assets in fixed income securities that are below investment grade and may invest a portion of its assets in securities which pay principal and interest in foreign currencies.


The Limited Maturity Fund seeks to earn a total return that, over time, is greater than that available from money market funds. Each other Fixed Income Fund invests to earn a high level of total return, consistent with preservation of capital. No Fund is constrained as to the final maturity of any single investment. However, the average maturity of its portfolio is, under normal market conditions, held to the limits discussed below.

The LIMITED MATURITY FUND is aimed at investors seeking more income than offered from a money market fund and willing to accept some share-price volatility. The Fund invests primarily in U.S. Treasuries and government agency securities, money market securities, investment grade corporate debt and mortgage-backed securities. Average portfolio maturity generally ranges between four and nine months.

The SHORT BOND FUND invests primarily in U.S. Treasuries and government agency securities, money market securities and investment grade corporate debt and mortgage-backed securities. The Fund maintains a relatively short average portfolio maturity of no more than three years.


The U.S. GOVERNMENT FUND (formerly the U.S. Treasury Fund) invests primarily in a portfolio consisting of U.S. Government Obligations.

The Fund may invest in obligations of any maturity up to five years.

The INTERMEDIATE BOND FUND invests primarily in intermediate-term fixed income securities of the same types as the Limited Maturity Fund. Most investments mature within ten years. Average portfolio maturity is generally between three and six years.


The INVESTMENT QUALITY BOND FUND invests in the same types of securities as the Limited Maturity Fund, but of any maturity. Average portfolio maturity is generally less than ten years.


The TOTAL RETURN FUND generally invests in the same types of debt obligations as the Limited Maturity Fund. However, the Total Return Fund can invest a portion of its assets in foreign bonds denominated in foreign currencies, and up to 25% of its total assets in below investment grade debt. Securities below investment grade, commonly referred to as "high yield bonds" or "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of principal and income than higher rated bonds. The Fund is not constrained with respect to its average maturity.

The HIGH INCOME FUND seeks to provide high current income while providing the potential for capital appreciation through investment in a professionally managed, diversified portfolio consisting principally of higher yielding, below investment grade bonds. Securities below investment grade, commonly known as "high yield bonds" or "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of principal and income than higher rated bonds. The Fund invests at least 65% of its assets in such high yield bonds and may also invest up to 20% of its total assets in convertible bonds, preferred stocks, Brady bonds, or bonds of issuers organized or headquartered in "emerging markets." The average maturity of the portfolio will generally be less than eight years.

TAX EXEMPT FUNDS

The Short Duration Tax Exempt Fund and the Tax Exempt Bond Fund each invests primarily in debt obligations which are exempt from federal income tax. Both Funds invest only in investment grade securities.


The SHORT DURATION TAX EXEMPT FUND is designed for investors seeking tax-exempt income from short-term debt. The Fund normally maintains an average portfolio maturity of one to four years.

The TAX EXEMPT BOND FUND invests primarily in intermediate-term tax-exempt securities. The Fund normally maintains an average portfolio maturity of between five and ten years.


EQUITY FUNDS

The GROWTH & INCOME FUND seeks to provide growth of capital and some current income. The Fund normally invests approximately half of its total assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. The remaining assets are invested in securities intended to replicate the total return of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"), normally Standard & Poor's Depositary Receipts or additional common stocks.


The MARKET RETURN FUND seeks to outperform the S&P 500 Index by investing in a combination of S&P 500 Index futures contracts and a portfolio of investment grade fixed income securities. However, the Market Return Fund may also invest up to 25% of its assets in debt obligations payable in foreign currencies, and up to 25% of its total assets in below investment grade debt. Securities below investment grade, commonly referred to as "high yield bonds" or "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds.

GLOBAL FUNDS

The objective of the International Equity Fund is long-term capital appreciation. The objective of the European Growth & Income Fund is capital appreciation and some current income. The objective of each other Global Fund is to realize a high level of total return, consistent with preservation of capital.

The GLOBAL SHORT BOND FUND and the GLOBAL FIXED INCOME FUND each invests in U.S. and foreign debt securities that are rated at the time of purchase as investment grade. In order to hedge foreign currency exposure, the Funds have substantial investment in foreign currency contracts. The Global Short Bond Fund normally maintains an average portfolio maturity of one to three years. The Global Fixed Income Fund normally maintains an average portfolio maturity of no more than ten years.


The GLOBAL BALANCED FUND invests in common stocks, bonds, and money market instruments of both domestic and foreign issuers. The proportion of assets invested in each asset class will vary from time to time based upon the Adviser's determination of expected returns and risks.


The INTERNATIONAL EQUITY FUND invests in equity securities (common and preferred stock) of issuers whose corporate headquarters are outside the United States ("foreign equities"). Normally, the Fund's assets are invested in securities of issuers headquartered in at least five different countries.


The EUROPEAN GROWTH & INCOME FUND normally invests its assets in common stocks of approximately ten issuers located in each of France, Germany, the Netherlands and the

United Kingdom. In each country, the Fund selects the ten stocks with the highest dividend yield. These stocks come from among the thirty issuers with the largest market capitalizations which are included in the country's leading stock index. The Fund, also known as the "Euro Dogs" Fund, follows investment objectives and policies that are analogous to the Group's Growth & Income Fund.

INVESTMENT RISKS AND CONSIDERATIONS

Because each Fixed Income Fund, each Tax Exempt Fund, each Global Fund (other than the International Equity and the European Growth & Income Funds) and the Market Return Fund invests or may invest principally in debt securities, the value of its portfolio will generally vary inversely with changes in interest rates, and each Fund's ability to achieve its investment objective will depend on the ability of issuers to pay their debt obligations when due.


The Growth & Income, International Equity and European Growth & Income Funds each invests, and the Global Balanced Fund may invest, principally in equity or equity-based securities. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects, and on overall market and economic conditions.

The Total Return, Market Return, Global Fixed Income, Global Short Bond, Global Balanced and High Income Funds each purchases debt obligations that are payable in foreign currencies. The acquisition of securities issued by foreign governments and foreign companies and denominated in foreign currencies involves investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. governmental entities and domestic companies, including differences in reporting standards; adverse changes in investment, exchange or tax control regulations; political instability; changes in exchange rates; greater portfolio volatility; additional transaction costs; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments.

The High Income Fund invests at least 65% of its assets in below investment grade securities. These securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and generally involve more risk of loss of principal and income than investment grade securities. In addition, each of the Total Return and Market Return Funds may invest up to 25% of its total assets in below investment grade debt.


Each of the International Equity, Global Balanced and High Income Funds may also invest up to 20% of its assets in securities of issuers organized or headquartered in "emerging market countries," which may include developing countries or countries with new or developing markets. Investing in securities of emerging market countries involves certain risks and considerations that are not typically associated with investing in the United States or other developed countries.

INVESTMENT ADVISER AND SUB-ADVISER

Payden & Rygel serves as Adviser to each Fund. The Adviser has retained Scottish Widows Investment Management as Sub-adviser to the International Equity and European Growth & Income Funds and to a portion of the Global Balanced Fund. See "Management of the Funds."

PURCHASE AND REDEMPTION OF SHARES


Each Fund offers Class R Shares and Class S Shares (previously designated Class A Shares and Class B Shares, respectively). All classes of shares of each Fund are offered through Payden & Rygel Distributors with no sales charge for any class. In general, the minimum initial investment is $5,000, and the minimum additional investment is $1,000. However, the minimum investment for the Class R and Class S Shares of the Limited Maturity, Short Bond, Intermediate Bond, Total Return and Global Short Bond Funds is $100,000. In addition, tax-sheltered Retirement Plans and the Automated Investment Programs require different minimum investments. See "Shareholder Services" and "How to Purchase Shares." Class S Shares are subject to Shareholder Service Plan fees of 0.25% of average daily net assets. Class R Shares do not participate in the Plan and do not pay these fees. Shares of each Fund may be exchanged for any class of shares of any other Fund or portfolio of the Group, or for the other class of shares of the Fund.


Shares of each Fund may be redeemed or exchanged without cost at the net asset value per share of the Fund next determined after receipt of a request in proper form. The redemption or exchange price may be more or less than the purchase price.

                               EXPENSE INFORMATION

All classes of shares are offered to investors on a no-load basis without any sales commissions or distribution ("12b-1 plan") charges.

ANNUAL FUND OPERATING EXPENSES


(For Class R Shares of each Fund other than the High Income Fund, as a percentage of average net assets for the fiscal year ended October 31, 1997. For Class R Shares of the High Income Fund and Class S Shares of all Funds, as an estimated percentage of average net assets for the fiscal year ending October 31, 1998. Except as otherwise indicated, after reimbursement of Advisory Fees and Other Expenses.)


                                               CLASS R SHARES                               CLASS S SHARES
                                    ---------------------------------------   -------------------------------------------
                                                     OTHER       TOTAL FUND                  OTHER EXPENSES    TOTAL FUND
                                    ADVISORY FEES   EXPENSES      EXPENSES    ADVISORY FEES   (ESTIMATED)*      EXPENSES
                                    -------------   --------     ----------   -------------  --------------    ----------
FIXED INCOME FUNDS
Limited Maturity Fund                   0.28%         0.02%         0.30%         0.28%          0.27%           0.55%
Short Bond Fund                         0.28%         0.12%         0.40%         0.23%          0.37%           0.55%
U.S. Government Fund                    0.28%         0.17%         0.45%         0.23%          0.42%           0.60%
Intermediate Bond Fund                  0.28%         0.17%         0.45%         0.23%          0.42%           0.65%
Investment Quality Bond Fund**          0.28%         0.17%         0.45%         0.28%          0.42%           0.70%
Total Return Fund**                     0.28%         0.17%         0.45%         0.28%          0.42%           0.70%
High Income Fund                        0.35%         0.20%         0.55%         0.35%          0.45%           0.80%

TAX EXEMPT FUNDS
Short Duration Tax Exempt Fund          0.32%         0.13%         0.45%         0.32%          0.38%           0.70%
Tax Exempt Bond Fund                    0.32%         0.13%         0.45%         0.32%          0.38%           0.70%

EQUITY FUNDS
Growth & Income Fund**                  0.30%         0.24%         0.54%         0.30%          0.55%           0.85%
Market Return Fund**                    0.28%         0.17%         0.45%         0.28%          0.42%           0.70%

GLOBAL FUNDS
Global Short Bond Fund**                0.30%         0.15%         0.45%         0.30%          0.40%           0.70%
Global Fixed Income Fund**              0.30%         0.19%         0.49%         0.30%          0.44%           0.74%
Global Balanced Fund**                  0.50%         0.20%         0.70%         0.50%          0.45%           0.95%
International Equity Fund**             0.60%         0.30%         0.90%         0.60%          0.55%           1.15%
European Growth & Income Fund **        0.40%         0.29%         0.69%         0.40%          0.55%           0.95%

*  Includes Shareholder Service Plan fee of 0.25%.

** Annualized estimate for the fiscal year ending October 31, 1997.


The Adviser has voluntarily agreed to waive (a) 0.05% of its advisory fee for each of the Short Bond, U.S. Government, and Intermediate Bond Funds and 0.20% of its advisory fee for the Growth & Income Fund through October 31, 1998, and
(b) 0.35% of its advisory fee for the High Income Fund through June 30, 1998. In addition, the Adviser has guaranteed that, for so long as it acts as investment adviser to a Fund, the total expenses of the Fund, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses), will not exceed the percentage listed below of the Fund's average daily net assets on an annualized basis. In that regard, the Adviser has voluntarily agreed to lower the expense guarantees for the Limited Maturity Fund from 0.60% to 0.40% for the Class R shares and 0.85% to 0.65% for the Class S shares through October 31, 1998. Finally, the Adviser has voluntarily agreed to temporarily limit each Fund's expense ratio on an annualized basis through October 31, 1998 (exclusive of interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) as listed below.


FUND EXPENSE LIMITS

                                                          CLASS R SHARES                          CLASS S SHARES
                                               -------------------------------------  -------------------------------------
                                                                   CURRENT VOLUNTARY                      CURRENT VOLUNTARY
                                               EXPENSE GUARANTEE    EXPENSE LIMIT     EXPENSE GUARANTEE     EXPENSE LIMIT
                                               -----------------   -----------------  -----------------   -----------------
FIXED INCOME FUNDS
Limited Maturity Fund                                 0.40%             0.30%               0.65%              0.55%
Short Bond Fund                                       0.60%             0.30%               0.85%              0.55%
U.S. Government Fund                                  0.60%             0.35%               0.85%              0.60%
Intermediate Bond Fund                                0.60%             0.40%               0.85%              0.65%
Investment Quality Bond Fund                          0.60%             0.45%               0.85%              0.70%
Total Return Fund                                     0.60%             0.45%               0.85%              0.70%
High Income Fund                                      0.75%             0.55%               1.00%              0.80%

TAX EXEMPT FUNDS
Short Duration Tax Exempt Fund                        0.60%             0.45%               0.85%              0.70%
Tax Exempt Bond Fund                                  0.60%             0.50%               0.85%              0.75%

EQUITY FUNDS
Growth & Income Fund                                  0.80%             0.54%               1.05%              0.85%
Market Return Fund                                    0.60%             0.45%               0.85%              0.70%

GLOBAL FUNDS
Global Short Bond Fund                                0.70%             0.45%               0.95%              0.70%
Global Fixed Income Fund                              0.70%                                 0.95%
Global Balanced Fund                                  0.85%             0.70%               1.10%              0.95%
International Equity Fund                             1.05%             0.90%               1.30%              1.15%
European Growth & Income Fund                         0.90%             0.70%               1.15%              0.95%

Each Fund will reimburse the Adviser for fees foregone or other expenses paid by it in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense cap (whichever is in effect at the time of reimbursement). No Fund will be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund. Actual expenses for the Class R Shares of the Funds for the fiscal year ended October 31, 1997, before reimbursement by the Adviser, were as follows: Limited Maturity Fund, 0.52%; Short Bond Fund, 0.49%; U.S. Government Fund (formerly the U.S. Treasury Fund), 0.63%; Intermediate Bond Fund, 0.55%; Investment Quality Bond Fund, 0.53%; Short Duration Tax Exempt Fund, 0.62%; Tax Exempt Bond Fund, 0.59%; Market Return Fund, 0.96%; Global Short Bond Fund, 0.53%; Global Fixed Income Fund, 0.49%; Total Return Fund, 0.69%; International Equity Fund, 1.57%; European Growth & Income Fund, 2.48%; Global Balanced Fund, 1.64%; and Growth & Income Fund, 0.89%. Actual expenses for Class R Shares and Class S Shares of the High Income Fund for the fiscal year ending October 31, 1998, before reimbursement by the Adviser, are estimated to be 1.00% and 1.25%, respectively, of average daily net assets (annualized). No Class S Shares of any Fund were sold during the fiscal year ended October 31, 1997.


The following table illustrates the expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, there are no Fund redemption fees of any kind.

EXPENSES PER $1,000 INVESTMENT

                                               CLASS R SHARES                             CLASS S SHARES
                                   ----------------------------------------    ----------------------------------------
FIXED INCOME FUNDS                 1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------                 ------    -------    -------    --------    ------    -------    -------    --------
Limited Maturity Fund                $3        $11        $17        $ 38        $ 6       $18        $31        $ 71
Short Bond Fund                      $4        $13        $22        $ 51        $ 7       $21        $37        $ 83
U.S. Government Fund                 $5        $15        $25        $ 57        $ 7       $23        $40        $ 89
Intermediate Bond Fund               $5        $15        $25        $ 57        $ 7       $23        $40        $ 89
Investment Quality Bond  Fund        $5        $15        $25        $ 57        $ 7       $23        $40        $ 89
Total Return Fund                    $5        $15        $25        $ 57        $ 7       $23        $40        $ 89

High Income Fund                     $6        $18                               $ 8       $26

TAX EXEMPT FUNDS
Short Duration Tax Exempt Fund       $5        $15        $25        $ 57        $ 7       $23        $40        $ 89
Tax Exempt Bond Fund                 $5        $15        $25        $ 57        $ 7       $23        $40        $ 89

EQUITY FUNDS
Growth & Income Fund                 $6        $18        $30        $ 68        $ 9       $27        $47        $106
Market Return Fund                   $5        $15        $25        $ 57        $ 7       $23        $40        $ 89

GLOBAL FUNDS
Global Short Bond Fund               $5        $15        $25        $ 57        $ 7       $23        $40        $ 89
Global Fixed Income Fund             $5        $17        $30        $ 67        $10       $31        $53        $118
Global Balanced Fund                 $7        $22        $39        $ 87        $10       $31        $53        $118
International Equity Fund            $9        $29        $50        $112        $12       $37        $64        $141
European Growth & Income Fund        $7        $22        $39        $ 87        $10       $31        $53        $118

The information in the table is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of any Fund's annual returns, as there can be no guarantee of any Fund's future performance.

                              FINANCIAL HIGHLIGHTS


The following financial highlights are included to assist shareholders in evaluating the performance of the Funds since their commencement of operations through October 31, 1997. The information set forth in these tables for each of the years in the five year period ending October 31, 1997, has been derived from financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. The information should be read in conjunction with the Funds' financial statements and notes thereto, which appear in the 1997 Annual Report to Shareholders, incorporated by reference in the Statement of Additional Information. Class S Shares were not sold during the period, and the High Income Fund was not open during the period.

                                 PAYDEN & RYGEL
                              LIMITED MATURITY FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                    YEAR ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                        1997           1996           1995          1994(a)
                                                    -----------     -----------    -----------   ------------
Net asset value, beginning of period                  $  10.06        $ 10.06        $ 10.00        $ 10.00
                                                      --------        -------        -------        -------
Income (loss) from investment activities:
   Net investment income                                  0.54           0.53           0.56           0.19
   Net realized and unrealized gains (losses)               --             --           0.07          (0.01)
                                                      --------        -------        -------        -------
      Total from investment activities                    0.54           0.53           0.63           0.18
Distributions to shareholders:
   From net investment income                            (0.54)         (0.53)         (0.57)         (0.18)
                                                      --------        -------        -------        -------
      Total distributions to shareholders                (0.54)         (0.53)         (0.57)         (0.18)
Net asset value, end of period                        $  10.06        $ 10.06        $ 10.06        $ 10.00
                                                      ========        =======        =======        =======
Total return                                              5.46%          5.41%          6.43%          1.84%(b)

Ratios/supplemental data:
   Net assets at end of period (000)                  $152,429        $50,771        $18,414        $14,248
   Ratio of expenses to average net assets                0.30%          0.30%          0.33%          0.41%(c)
   Ratio of net investment income to average
       net assets                                         5.52%          5.45%          5.59%          4.74%(c)
   Ratio of expenses to average net assets prior
       to subsidies                                       0.52%          0.62%          0.83%          2.92%(c)
   Ratio of net investment income to average
       net assets prior to subsidies                      5.30%          5.13%          5.09%          2.23%(c)
   Portfolio turnover rate                                 135%           217%           166%            86%(c)

(a) The Fund commenced operations on May 1, 1994.

(b) Not annualized

(c) Annualized

                                 PAYDEN & RYGEL
                                 SHORT BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                    OCTOBER 31,    OCTOBER 31     OCTOBER 31,      OCTOBER 31,
                                                       1997           1996           1995            1994(a)
                                                    ----------     ----------     ----------      ------------
Net asset value, beginning of period                  $  9.97        $ 10.04        $  9.68          $ 10.00
                                                      -------        -------        -------          -------
Income (loss) from investment activities:
   Net investment income                                 0.58           0.54           0.54             0.34
   Net realized and unrealized gains (losses)           (0.05)         (0.06)          0.36            (0.32)
                                                      -------        -------        -------          -------
      Total from investment activities                   0.53           0.48           0.90             0.02
Distributions to shareholders:
   From net investment income                           (0.58)         (0.54)         (0.54)           (0.34)
   From net realized gains                                 --          (0.01)            --               --
                                                      -------        -------        -------          -------
Total distributions to shareholders                     (0.58)         (0.55)         (0.54)           (0.34)
Net asset value, end of period                        $  9.92        $  9.97        $ 10.04          $  9.68
                                                      =======        =======        =======          =======
Total return                                             5.52%          4.86%          9.56%            0.21%(b)

Ratios/supplemental data:
   Net assets at end of period (000)                  $94,256        $97,966        $19,157          $ 2,592
   Ratio of expenses to average net assets               0.40%          0.40%          0.40%            0.48%(c)
   Ratio of net investment income to average
       net assets                                        6.00%          5.67%          5.72%            4.47%(c)
   Ratio of expenses to average net assets prior
       to subsidies                                      0.49%          0.57%          1.03%            4.56%(c)
   Ratio of net investment income to average
       net assets prior to subsidies                     5.91%          5.50%          5.09%            0.39%(c)
   Portfolio turnover rate                                208%           212%           170%             187%(c)

(a) The Fund commenced operations on January 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                              U.S. GOVERNMENT FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                   YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                                      1997              1996             1995(a)
                                                                   -----------       -----------      -------------
Net asset value, beginning of period                               $    10.54        $    10.61        $    10.00
                                                                   ----------        ----------        ----------
Income (loss) from investment activities:
   Net investment income                                                 0.60              0.58              0.53
   Net realized and unrealized gains (losses)                            0.02             (0.04)             0.61
                                                                   ----------        ----------        ----------
      Total from investment activities                                   0.62              0.54              1.14

Distributions to shareholders:
   From net investment income                                           (0.60)            (0.58)            (0.53)
   From net realized gains                                                 --             (0.03)               --
                                                                   ----------        ----------        ----------
      Total distributions to shareholders                               (0.60)            (0.61)            (0.53)

Net asset value, end of period                                     $    10.56        $    10.54        $    10.61
                                                                   ==========        ==========        ==========
Total return                                                             6.10%             5.20%            11.61%(b)

Ratios/supplemental data:
   Net assets at end of period (000)                               $   15,479        $   22,114        $   10,894
   Ratio of expenses to average net assets                               0.45%             0.45%             0.45%(c)
   Ratio of net investment income to average net assets                  5.49%             5.59%             6.31%(c)
   Ratio of expenses to average net assets prior to subsidies            0.63%             0.78%             1.84%(c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                     5.31%             5.26%             4.92%(c)
   Portfolio turnover rate                                                160%              152%               87%(c)

(a) The Fund commenced operations on January 1, 1995.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                             INTERMEDIATE BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                      1997              1996              1995             1994(a)
                                                   ----------        ----------        ----------        ----------
Net asset value, beginning of period               $     9.60        $     9.85        $     9.30        $    10.00
                                                   ----------        ----------        ----------        ----------
Income (loss) from investment activities:
   Net investment income                                 0.56              0.56              0.57              0.35
   Net realized and unrealized gains (losses)            0.11             (0.17)             0.55             (0.70)
                                                   ----------        ----------        ----------        ----------
      Total from investment activities                   0.67              0.39              1.12             (0.35)

Distributions to shareholders:
   From net investment income                           (0.56)            (0.56)            (0.57)            (0.35)
   From net realized gains                                 --             (0.08)               --                --
                                                   ----------        ----------        ----------        ----------
      Total distributions to shareholders               (0.56)            (0.64)            (0.57)            (0.35)

Net asset value, end of period                     $     9.71        $     9.60        $     9.85        $     9.30
                                                   ==========        ==========        ==========        ==========
Total return                                             7.26%             4.06%            12.43%            (3.52%)(b)

Ratios/supplemental data:
   Net assets at end of period (000)               $   80,766        $   52,767        $   34,391        $   14,312
   Ratio of expenses to average net assets               0.45%             0.45%             0.45%             0.46%(c)
   Ratio of net investment income to average
       net assets                                        5.96%             5.90%             6.10%             5.39%(c)
   Ratio of expenses to average net assets
       prior to subsidies                                0.55%             0.58%             0.68%             2.03%(c)
   Ratio of net investment income to average
       net assets prior to subsidies                     5.86%             5.77%             5.87%             3.82%(c)
   Portfolio turnover rate                                192%              196%              189%              358%(c)

(a) The Fund commenced operations on January 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                          INVESTMENT QUALITY BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED         PERIOD ENDED
                                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,         OCTOBER 31,
                                                      1997              1996              1995                1994(a)
                                                   ----------        ----------        ----------          ----------
Net asset value, beginning of period               $     9.81        $     9.96        $     9.09          $    10.00
                                                   ----------        ----------        ----------          ----------
Income (loss) from investment activities:
   Net investment income                                 0.58              0.63              0.57                0.37
   Net realized and unrealized gains (losses)            0.22             (0.17)             0.87               (0.91)
                                                   ----------        ----------        ----------          ----------
      Total from investment activities                   0.80              0.46              1.44               (0.54)
Distributions to shareholders:
   From net investment income                           (0.60)            (0.61)            (0.57)              (0.37)
                                                   ----------        ----------        ----------          ----------
      Total distributions to shareholders               (0.60)            (0.61)            (0.57)              (0.37)
Net asset value, end of period                     $    10.01        $     9.81        $     9.96          $     9.09
                                                   ==========        ==========        ==========          ==========
Total return                                             8.44%             4.86%            16.39%              (5.49%)(b)

Ratios/supplemental data:
   Net assets at end of period (000)               $   94,987        $   32,304        $   25,822          $    3,030
   Ratio of expenses to average net assets               0.45%             0.00%             0.45%               0.49%(c)
   Ratio of net investment income to average
       net assets                                        6.03%             6.41%             6.20%               5.25%(c)
   Ratio of expenses to average net assets
       prior to subsidies                                0.53%             0.64%             1.11%               4.52%(c)
   Ratio of net investment income to average
       net assets prior to subsidies                     5.95%             5.77%             5.55%               1.22%(c)
   Portfolio turnover rate                                317%              197%              252%                513%(c)

(a) The Fund commenced operations on January 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                                TOTAL RETURN FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                PERIOD ENDED
                                                                 OCTOBER 31,
                                                                   1997(a)
                                                                ------------
Net asset value, beginning of period                             $    10.00
                                                                 ----------
Income (loss) from investment activities:
   Net investment income                                               0.46
   Net realized and unrealized gains (losses)                          0.23
                                                                 ----------
      Total from investment activities                                 0.69

Distributions to shareholders:
   From net investment income                                         (0.44)
                                                                 ----------
      Total distributions to shareholders                             (0.44)
Net asset value, end of period                                   $    10.25
                                                                 ==========
Total return                                                           7.10%(b)

Ratios/supplemental data:
   Net assets at end of period (000)                             $   98,863
   Ratio of expenses to average net assets                             0.45%(c)
   Ratio of net investment income to average net assets                6.21%(c)
   Ratio of expenses to average net assets prior to subsidies          0.69%(c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                   5.97%(c)
   Portfolio turnover rate                                              206%(c)

(a) The Fund commenced operations on December 9, 1996.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                         SHORT DURATION TAX EXEMPT FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED         PERIOD ENDED
                                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,         OCTOBER 31,
                                                      1997              1996              1995               1994(a)
                                                   ----------        ----------        ----------          ----------
Net asset value, beginning of period               $    10.01        $    10.08        $     9.93          $    10.00
                                                   ----------        ----------        ----------          ----------
Income (loss) from investment activities:
   Net investment income                                 0.38              0.38              0.42                0.04
   Net realized and unrealized gains (losses)            0.07             (0.06)             0.15               (0.07)
                                                   ----------        ----------        ----------          ----------
      Total from investment activities                   0.45              0.32              0.57               (0.03)
Distributions to shareholders:
   From net investment income                           (0.38)            (0.38)            (0.42)              (0.04)
   From net realized gains                                 --             (0.01)               --                  --
                                                   ----------        ----------        ----------          ----------
      Total distributions to shareholders               (0.38)            (0.39)            (0.42)              (0.04)
Net asset value, end of period                     $    10.08        $    10.01        $    10.08          $     9.93
                                                   ==========        ==========        ==========          ==========
Total return                                             4.55%             3.28%             5.88%              (0.35%)(b)

Ratios/supplemental data:
   Net assets at end of period (000)               $   38,176        $   36,336        $   16,019          $   20,150
   Ratio of expenses to average net assets               0.45%             0.45%             0.45%               0.45%(c)
   Ratio of net investment income to average
       net assets                                        3.75%             3.81%             4.12%               3.20%(c)
   Ratio of expenses to average net assets
       prior to subsidies                                0.62%             0.70%             0.91%               2.87%(c)
   Ratio of net investment income to average
       net assets prior to subsidies                     3.58%             3.56%             3.66%               0.78%(c)
   Portfolio turnover rate                                 57%               35%               80%                  0%(c)

(a) The Fund commenced operations on September 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                              TAX EXEMPT BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                   YEAR ENDED         YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                                   OCTOBER 31,        OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                      1997               1996              1995             1994(a)
                                                   -----------        -----------       -----------       -----------

Net asset value, beginning of period               $      9.47        $      9.59       $      8.90       $     10.00
                                                   -----------        -----------       -----------       -----------

Income (loss) from investment activities:
   Net investment income                                  0.44               0.45              0.46              0.33
   Net realized and unrealized gains (losses)             0.24              (0.12)             0.69             (1.10)
                                                   -----------        -----------       -----------       -----------
      Total from investment activities                    0.68               0.33              1.15             (0.77)

Distributions to shareholders:
   From net investment income                            (0.44)             (0.45)            (0.46)            (0.33)
                                                   -----------        -----------       -----------       -----------
      Total distributions to shareholders                (0.44)             (0.45)            (0.46)            (0.33)

Net asset value, end of period                     $      9.71        $      9.47       $      9.59       $      8.90
                                                   ===========        ===========       ===========       ===========

Total return                                              7.33%              3.52%            13.25%            (7.85%)(b)

Ratios/supplemental data:
   Net assets at end of period (000)               $    57,579        $    49,862       $    40,052       $    25,474
   Ratio of expenses to average net assets                0.45%              0.45%             0.45%             0.50%(c)
   Ratio of net investment income to average
       net assets                                         4.60%              4.73%             4.97%             4.47%(c)
   Ratio of expenses to average net assets
       prior to subsidies                                 0.59%              0.61%             0.74%             1.07%(c)
   Ratio of net investment income to average
       net assets prior to subsidies*                     4.46%              4.57%             4.69%             3.90%(c)
   Portfolio turnover rate                                  42%                23%               42%               98%(c)

(a) The Fund commenced operations on December 21, 1993.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                              GROWTH & INCOME FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                             YEAR ENDED
                                                                             OCTOBER 31,
                                                                               1997 (a)
                                                                            -------------

Net asset value, beginning of period                                           $  10.00
                                                                               --------

Income (loss) from investment activities:
   Net investment income                                                           0.17
   Net realized and unrealized gains (losses)                                      2.74
                                                                               --------
      Total from investment activities                                             2.91

Distributions to shareholders:
   From net investment income                                                     (0.14)
                                                                               --------
      Total distributions to shareholders                                         (0.14)

Net asset value, end of period                                                 $  12.77
                                                                               ========

Total return                                                                      29.19%

Ratios/supplemental data:
   Net assets at end of period (000)                                           $150,944
   Ratio of expenses to average net assets                                         0.54%
   Ratio of net investment income to average net assets                            1.60%
   Ratio of expenses to average net assets prior to subsidies and waivers          0.89%
   Ratio of net investment income to average net assets prior
        to subsidies and waivers                                                   1.25%
   Portfolio turnover rate                                                            2%
   Average Commissions                                                         $ 0.0300(b)

(a) The Fund commenced operations on November 1, 1996.
(b) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged

                                 PAYDEN & RYGEL
                               MARKET RETURN FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                 YEAR ENDED       PERIOD ENDED
                                                                 OCTOBER 31,       OCTOBER 31,
                                                                    1997            1996 (a)
                                                                ------------      ------------

Net asset value, beginning of period                               $ 10.86          $10.00
                                                                   -------          ------

Income (loss) from investment activities:
   Net investment income                                              0.63            0.50
   Net realized and unrealized gains (losses)                         2.64            0.86
                                                                   -------          ------
          Total from investment activities                            3.27            1.36

Distributions to shareholders:
   From net investment income                                        (0.63)          (0.50)
   From net realized gains                                           (0.70)             --
                                                                   -------          ------
          Total distributions to shareholders                        (1.33)          (0.50)

Net asset value, end of period                                     $ 12.80          $10.86
                                                                   =======          ======

Total return                                                         31.74%          14.06% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                               $20,195          $5,789
   Ratio of expenses to average net assets                            0.45%           0.00% (c)
   Ratio of net investment income to average net assets               5.36%           5.95% (c)
   Ratio of expenses to average net assets prior to subsidies         0.96%           4.14% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                  4.85%           1.81% (c)
   Portfolio turnover rate                                             140%            146% (c)
   Average Commissions                                             $0.0300(d)


(a) The Fund commenced operations on December 1, 1995
(b) Not annualized
(c) Annualized
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                                 PAYDEN & RYGEL
                             GLOBAL SHORT BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                 YEAR ENDED      PERIOD ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                    1997           1996 (a)
                                                                 -----------     -----------

Net asset value, beginning of period                               $  10.07        $ 10.00
                                                                   --------        -------

Income (loss) from investment activities:
   Net investment income                                               0.58           0.05
   Net realized and unrealized gains (losses)                          0.11           0.06
                                                                   --------        -------
          Total from investment activities                             0.69           0.11

Distributions to shareholders:
   From net investment income                                         (0.59)         (0.04)
                                                                   --------        -------
          Total distributions to shareholders                         (0.59)         (0.04)

Net asset value, end of period                                     $  10.17        $ 10.07
                                                                   ========        =======

Total return                                                           7.02%          1.10% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                               $220,865        $28,913
   Ratio of expenses to average net assets                             0.45%          0.45% (c)
   Ratio of net investment income to average net assets                4.84%          4.86% (c)
   Ratio of expenses to average net assets prior to subsidies          0.53%          2.31% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                   4.76%          3.00% (c)
   Portfolio turnover rate                                              214%             0% (c)

(a) The Fund commenced operations on September 18, 1996.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                            GLOBAL FIXED INCOME FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                   YEAR ENDED         YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                      1997               1996                1995              1994
                                                   -----------        -----------        -----------        -----------

Net asset value, beginning of period               $     10.35        $     10.32        $      9.77        $     10.62
                                                   -----------        -----------        -----------        -----------

Income(loss) from investment activities:
   Net investment income                                  1.03               0.54               0.89               0.44
   Net realized and unrealized gains (losses)            (0.16)              0.19               0.53              (0.65)
                                                   -----------        -----------        -----------        -----------
      Total from investment activities                    0.87               0.73               1.42              (0.21)

Distributions to shareholders:
   From net investment income                            (1.06)             (0.70)             (0.87)             (0.42)
   From net realized gains                                 --                  --                 --              (0.22)
                                                   -----------        -----------        -----------        -----------
      Total distributions to shareholders                (1.06)             (0.70)             (0.87)             (0.64)

Net asset value, end of period                     $     10.16        $     10.35        $     10.32        $      9.77
                                                   ===========        ===========        ===========        ===========

Total return                                              8.84%              7.41%             15.10%             (2.09%)

Ratios/supplemental data:
   Net assets at end of period (000)               $   535,644        $   651,165        $   540,041        $   430,210
   Ratio of expenses to average net assets                0.49%              0.53%              0.50%              0.55%
   Ratio of net investment income to average
       net assets                                         5.69%              5.67%              8.94%              4.24%
   Ratio of expenses to average net assets
       prior to subsidies                                 0.49%              0.53%              0.50%              0.55%
   Ratio of net investment income to average
       net assets prior to subsidies                      5.69%              5.67%              8.94%              4.24%
   Portfolio turnover rate                                 289%               176%               227%               348%


(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                            GLOBAL FIXED INCOME FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                   YEAR ENDED         PERIOD ENDED
                                                                   OCTOBER 31,        OCTOBER 31,
                                                                      1993              1992 (a)
                                                                   -----------        -----------

Net asset value, beginning of period                               $      9.96        $     10.00
                                                                   -----------        -----------

Income (loss) from investment activities:
   Net investment income                                                  0.46               0.05
   Net realized and unrealized gains (losses)                             0.69              (0.02)
                                                                   -----------        -----------
      Total from investment activities                                    1.15               0.03

Distributions to shareholders:
   From net investment income                                            (0.46)             (0.05)
   In excess of net investment income                                                       (0.02)
   From net realized gains                                               (0.03)
                                                                   -----------        -----------
      Total distributions to shareholders                                (0.49)             (0.07)

Net asset value, end of period                                     $     10.62        $      9.96
                                                                   ===========        ===========

Total return                                                             11.88%              0.31% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                               $   296,958        $    20,097
   Ratio of expenses to average net assets                                0.70%              0.70% (c)
   Ratio of net investment income to average net assets                   4.22%              4.62% (c)
   Ratio of expenses to average net assets prior to subsidies             0.68%              2.29% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                      4.24%              3.03% (c)
   Portfolio turnover rate                                                 253%                54% (c)

(a) The Fund commenced operations on September 1, 1992.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                          EUROPEAN GROWTH & INCOME FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD



                                                                               PERIOD ENDED
                                                                               OCTOBER 31,
                                                                                 1997 (a)
                                                                               ------------

Net asset value, beginning of period                                           $      10.00
                                                                               ------------

Income (loss) from investment activities:
   Net investment income                                                              (0.04)
   Net realized and unrealized gains (losses)                                          0.23
                                                                               ------------
      Total from investment activities                                                 0.19

Distributions to shareholders:
   From net investment income
   From net realized gains
   In excess of net realized gains
      Total distributions to shareholders                                              0.00

Net asset value, end of period                                                 $      10.19
                                                                               ============

Total return                                                                           1.90%

Ratios/supplemental data:
   Net assets at end of period (000)                                           $     13,608
   Ratio of expenses to average net assets                                             0.69%(c)
   Ratio of net investment income to average net assets                                1.72%(c)
   Ratio of expenses to average net assets prior to subsidies and waivers
   2.48%(c) Ratio of net investment income to average net assets prior
        to subsidies and waivers                                                      (0.07%)(c)
   Portfolio turnover rate                                                             9.00%(c)
   Average Commissions                                                         $     0.0354(d)

(a) The Fund commenced operations on April 1, 1995.
(b) Not annualized
(c) Annualized
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                                 PAYDEN & RYGEL
                              GLOBAL BALANCED FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                   PERIOD ENDED
                                                                   OCTOBER 31,
                                                                     1997 (a)
                                                                   ------------

Net asset value, beginning of period                               $      10.00
                                                                   ------------

Income (loss) from investment activities:
   Net investment income                                                   0.05
   Net realized and unrealized gains (losses)                              0.90
                                                                   ------------
      Total from investment activities                                     0.95

Distributions to shareholders:
   From net investment income                                             (0.05)
   From net realized gains                                                (0.11)
                                                                   ------------
      Total distributions to shareholders                                 (0.16)

Net asset value, end of period                                     $      10.79
                                                                   ============

Total return                                                               9.49%(b)

Ratios/supplemental data:
   Net assets at end of period (000)                               $     10,312
   Ratio of expenses to average net assets                                 0.70%(c)
   Ratio of net investment income to average net assets                    3.32%(c)
   Ratio of expenses to average net assets prior to subsidies              1.64%(c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                       2.38%(c)
   Portfolio turnover rate                                                  211%(c)
   Average Commissions                                             $     0.0353(d)

(a) The Fund commenced operations on December 9, 1996.
(b) Not annualized
(c) Annualized
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                                 PAYDEN & RYGEL
                            INTERNATIONAL EQUITY FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                   PERIOD ENDED
                                                                   OCTOBER 31,
                                                                     1997 (a)
                                                                   ------------

Net asset value, beginning of period                               $      10.00
                                                                   ------------

Income (loss) from investment activities:
   Net investment income                                                  (0.28)
   Net realized and unrealized gains (losses)                              1.04
                                                                   ------------
      Total from investment activities                                     0.76

Distributions to shareholders:
   From net investment income                                             (0.01)
                                                                   ------------
      Total distributions to shareholders                                 (0.01)

Net asset value, end of period                                     $      10.75
                                                                   ============

Total return                                                               7.59%(b)

Ratios/supplemental data:
   Net assets at end of period (000)                               $     14,403
   Ratio of expenses to average net assets                                 0.90%(c)
   Ratio of net investment income to average net assets                    0.92%(c)
   Ratio of expenses to average net assets prior to subsidies              1.57%(c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                       0.25%(c)
   Portfolio turnover rate                                                   66%(c)
   Average Commissions                                             $     0.0253(d)

(a) The Fund commenced operations on December 9, 1996.
(b) Not annualized
(c) Annualized
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                                 NET ASSET VALUE


For each class of shares, the net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the class by the number of shares of that class outstanding. The net asset value per share of each class will vary due to differences in expenses charged to each class and will generally be lower for Class S Shares than for Class R Shares.


Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid prices. Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid prices. Securities traded only on the over-the-counter market are valued at the latest bid prices.

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market value on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities the prices of which are more readily obtainable and the durations of which are comparable to the securities being valued. The Board of Trustees has determined that debt securities with remaining maturities of 60 days or less will be valued on an amortized cost basis, unless the Adviser determines that such basis does not represent fair value at the time. Swaps, caps and floors are valued on the basis of information provided by the institution with which the Fund entered into the transaction. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


Dividends are generally declared and distributed to shareholders monthly for all Funds, except for the International Equity, European Growth & Income, Global Balanced, High Income and Growth & Income Funds which declare and distribute dividends quarterly. Class S dividends will normally be lower than Class R dividends. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of each Fund will be paid in the form of additional shares of the Fund at the net asset value on the ex-dividend date unless the shareholder elects to have them paid in cash by completing an appropriate request form.

Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is not subject to federal income tax on its investment company taxable income (which includes interest and net short-term capital gains in excess of any net long-term capital losses) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and unexpired capital loss carryovers), if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its investment company taxable income, including any net interest income excludable from gross income under section 103(a) of the Code. Each Fund intends to distribute to its shareholders, at least annually, substantially all such amounts.


Each of the Short Duration Tax Exempt and Tax Exempt Bond Funds anticipates that substantially all dividends paid by it will be exempt from federal income taxes; a portion of the dividends may be a tax preference item for purposes of the alternative minimum tax. Dividends paid by the other Funds, and distributions paid by all Funds from long-term capital gains, are taxable. Capital gains distributions are made when a Fund realizes net capital gains on sales of portfolio securities during the year. Any short-term capital gains or any taxable interest income will be distributed as a taxable ordinary dividend distribution. For the Short Duration Tax Exempt and Tax Exempt Bond Funds, realized capital gains or any taxable interest income is not expected to be a significant or predictable part of investment return. Sale of any Fund's shares is a taxable event and may result in a capital gain or loss.


Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. The Funds may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Funds may claim a credit by reason of the Funds' election subject to certain limitations imposed by section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Funds. Although the Group intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.

Prior to purchasing shares of a Fund, an investor should carefully consider the impact of the dividends or capital gains distributions which are expected to be or have been announced. Any dividends or distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions.

Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. For further discussion of these matters, please see the Statement of Additional Information.


                                 CAPITALIZATION


The Group was organized as a Massachusetts business trust on January 22, 1992. Its Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Group and to classify or reclassify any unissued shares into one or more series or classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nineteen series of shares, including the sixteen series of shares which are sold through this prospectus. Each of these sixteen series of shares has two classes, Class R and Class S. The Board of Trustees may establish additional series or classes of shares in the future. As of December 15, 1997, the following persons held of record more than 25% of the outstanding shares of the following classes of shares of the Group: Payden & Rygel Intermediate Bond Fund, Class R - Bert Bell NFL Retirement Plan (46%); Payden & Rygel U.S. Government Fund, Class R - CH Foundation (31%) and L. Horvitz (52%); Payden & Rygel Market Return Fund, Class R - Wasserman Foundation (32%); Payden & Rygel Short Bond Fund, Class R - Michigan Conference of Teamsters Welfare Fund (29%); Payden & Rygel Global Balanced fund, Class R - Lon V. Smith Foundation (41%) and Scottish Widows Fund and Life Assurance Society (25%);.



                                     VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which they may be entitled to vote by law or the provisions of the Declaration of Trust. Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees of the Group determines that a matter to be voted on affects only the interest of a particular series or class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the shares of the Group may elect all of the Trustees. The Group is not required to hold regular annual meetings of shareholders and does not intend to do so except when required by law. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the

Group may remove a person serving as Trustee at a shareholder meeting called by written request of the holders of not less than 10% of the outstanding shares of any series.


                       INVESTMENT OBJECTIVES AND POLICIES

FIXED INCOME FUNDS


The Payden & Rygel Fixed Income Funds are designed to seek income and capital gains where appropriate. The Funds which invest in intermediate-term and long-term securities will generally provide capital gain opportunities during periods of falling interest rates.

No Fixed Income Fund is constrained as to the maximum maturity of its individual portfolio securities, and the dollar-weighted average maturity of each Fund's portfolio will be adjusted as market conditions warrant, given the investment outlook of the Adviser. However, the average maturity objectives of many of the Funds will act to limit the amount of longer term investments in their portfolios. Average maturity objectives for each Fund are discussed below. Certain debt securities such as, but not limited to, mortgage-related securities, collateralized mortgage obligations (CMOs), asset-backed securities and securitized loan receivables, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than their stated maturity. For purposes of calculation of weighted average maturity, the effective maturity of such securities will be used.

A Fund's dollar-weighted average portfolio maturity ("average maturity") is used as a measure of the potential price movement of the Fund. Dollar-weighting is used because it provides a more accurate indication than a non-weighted average. For example, assume a Fund holds two Treasury securities, with 99% invested in a 10-year note and 1% invested in a 30-day bill. The mathematical average maturity is close to five years, but the dollar-weighted average maturity is close to ten years. When the Adviser forecasts a positive environment for bonds, the Funds' average portfolio maturity will generally be longer than when the Adviser is forecasting a negative environment for bonds.

Yields on short-term, intermediate-term, and long-term debt obligations depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt obligations usually vary depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

The LIMITED MATURITY FUND seeks to earn a total return that, over time, is greater than that available from money market funds. The Fund invests in debt obligations of the U.S. Treasury, U.S. government agencies, foreign and domestic public corporations and mortgage-backed securities. Under normal conditions, the average portfolio maturity of the Limited Maturity Fund will range from four to nine months with a maximum average maturity of one year.

The SHORT BOND FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Limited Maturity Fund. However, the Fund has a maximum portfolio average maturity of three years. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.


The U.S. GOVERNMENT FUND (formerly the "U.S. Treasury Fund") seeks to realize a high level of total return consistent with preservation of capital. It primarily invests in a portfolio consisting of short to intermediate maturity U.S. Government Obligations, which are defined as U.S. Treasury bonds, notes and bills and other bonds and obligations issued or guaranteed by the United States Government, by government-sponsored enterprises, or by Federal agencies, such as the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Under normal market conditions, the Fund will invest at least 65% of its net assets in U.S. Government Obligations. U.S. Government Obligations have a low default risk, because they are issued or guaranteed as to principal and interest by the United State Government, its agencies or instrumentalities. With respect to U.S. Government Obligations supported only by the credit of the issuing agency, there is no guarantee that the United States Government will provide support to such agencies. The Fund may invest in obligations of any maturity up to five years. For securities which have put dates, reset dates or which trade based on their average maturity, the put date, reset date or average maturity will be used instead of the final maturity date for maturity guideline purposes.


The INTERMEDIATE BOND FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Limited Maturity Fund, with an average portfolio maturity, under normal market conditions, from three to six years. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.

The INVESTMENT QUALITY BOND FUND (formerly the "Opportunity Fund") seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Limited Maturity Fund, but its average maturity is not constrained. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity. Average portfolio maturity is generally less than ten years.


The TOTAL RETURN FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in fixed income securities which, in the Adviser's view, have attractive yields and potential capital gains. The Adviser actively manages the maturity and duration structure of the portfolio in anticipation of long term trends in interest rates and inflation. Under normal market conditions, the portfolio will have exposure to a wide variety of fixed income securities in all market sectors. Some foreign fixed income securities offer attractive returns and may be denominated in currencies which appear relatively weak or are potentially volatile compared to the U.S. dollar. The Total Return Fund will, when deemed appropriate by the Adviser, hedge this currency exposure in order to protect the Fund's share price. Like the Investment Quality Bond Fund, the Total Return Fund is not constrained with respect to its average portfolio maturity.

Investments of the Total Return Fund will consist of (1) debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (2) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including foreign states, provinces or municipalities; (3) debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (4) debt obligations of U.S. and foreign banks and bank holding companies; (5) debt securities and commercial paper issued by U.S. and foreign companies, including commercial paper indexed to specific foreign currency exchange rates; (6) U.S. and foreign collateralized mortgage obligations and asset-backed bonds; (7) non-voting, preferred stock in a corporation which pays a fixed or variable stream of dividends; (8) convertible bonds or shares of convertible preferred stock which may be exchanged for a fixed number of shares of common stock at the purchaser's option; and (9) Brady Bonds and other emerging market debt.

In addition, at any time, the Total Return Fund may invest up to 25% of its total assets in debt rated below investment grade by an established rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund will not hold any debt obligation rated below B by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's"), or a comparable rating by another established rating agency, or, if unrated, determined by the Adviser to be of comparable quality. Securities rated B by Standard & Poor's have greater vulnerability to default than higher-rated securities, but currently have the capacity to meet interest payments and principal repayments; however, adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Further information regarding investment ratings is in the appendix.

The High Income Fund seeks to provide high current income while providing for the potential for capital appreciation through investment in a professionally managed, diversified portfolio consisting principally of higher yielding, below investment grade bonds, commonly known as "high yield bonds" or "junk bonds." Under normal market conditions and as a fundamental policy, the Fund will invest at least 65% of its total assets in high yield bonds. The Fund will emphasize investments in securities that the Adviser considers to be at the lower-risk end of the high yield bond spectrum. These represent securities issued by companies considered by the Adviser to have stable to improving business prospects. The Fund also expects to purchase securities issued by companies considered by the Adviser to be in the growth stage of development and to have reasonable prospects for improved operating results and debt ratings. Such issuers generally have shorter operating histories and lower revenues and entail greater risk than issuers of investment grade securities. Finally, the Fund will make investments in securities of selected companies that have undergone leveraged buyouts or recapitalizations.


The Fund may invest up to 20% of its total assets, measured at the time of purchase, in Eurodollar securities. These are fixed income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States. The Fund may also invest up to 20% of its total assets, measured at the time of purchase, in convertible debt securities, in convertible and non-convertible preferred stocks, in Brady bonds, or in bonds of issuers organized or headquartered in "emerging markets." The Fund will not invest more than 10% of the value of its total assets, measured at the time of purchase, in non-dollar denominated foreign securities. The Fund will not purchase common stocks or warrants or options to acquire common stocks, except when attached to or included in a unit with fixed income securities that otherwise would be attractive to the Fund, or upon conversion of a convertible security or exercise of a warrant or option. Common stock obtained by the Fund upon any such conversion or exercise may be retained in the Fund's portfolio to permit orderly disposition.


The higher yields sought by the Fund are generally obtainable from investing in securities rated below investment grade by recognized rating services. The Fund invests principally in fixed income securities rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's, but as a matter of operating policy, the Fund will not purchase securities rated both below B3 by Moody's and below B- by Standard & Poor's. Securities rated B- by Standard & Poor's have greater vulnerability to default than higher-rated securities, but currently have the capacity to meet interest payments and principal repayments; however, adverse business, financial, or economic conditions will likely impair the issuer's capacity or willingness to pay interest and repay principal. The Fund may invest in unrated securities if the Adviser determines that the credit characteristics of the issuers of such securities or the protection afforded by the terms of the securities limit the risk to the Fund to a level comparable to that of rated securities in which the Fund may invest. The Fund is not required to dispose of debt securities whose credit quality declines at some point after the security is purchased However, no more than 25% of the Portfolio's assets will be invested at any time in securities rated less than CCC by Standard & Poor's or Caa by Moody's or, if unrated, determined by the

Adviser to be of comparable. Securities rated CCC by Standard & Poor's are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the security. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the security. The Fund will not invest in securities of bankrupt companies. Further information regarding investment ratings is in Appendix A.


The Fund's approach emphasizes consistent and high current income rather than the possibly greater but more uncertain profits which could be earned through short-term trading or through attempting to anticipate events such as the rescue of ailing or bankrupt companies. The Fund attempts to reduce the risks involved in investment in lower rated securities through diversification of its portfolio and by analysis of each issuer, of each issuer's ability to make timely payments of principal and interest, and of broad economic trends and corporate developments. Average portfolio maturity is generally less than eight years.

TAX EXEMPT FUNDS


The SHORT DURATION TAX EXEMPT FUND seeks to earn federal tax-free income by investing in debt obligations that are exempt from federal income tax. It invests in short-term and medium-term debt securities that are exempt from federal income tax. Under normal market conditions, it maintains an average portfolio maturity of one to four years.


The Fund intends to achieve its objective by investing primarily in debt obligations issued by state and local governments, territories, and possessions of the U.S., regional government authorities, and their agencies and instrumentalities, which, in the opinion of bond counsel to the issuer at the time of original issuance, provide interest income that is exempt from U.S. federal income taxes. Under normal circumstances, as a fundamental policy which cannot be changed without shareholder approval, at least 80% of the Fund's net assets will be invested in tax exempt municipal debt obligations.

Certain of the municipal debt obligations may pay interest which is exempt from federal income taxes but is a preference item for purposes of computing the federal alternative minimum tax. When a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as a preference item to shareholders. The Fund may invest up to 20% of its total assets in such municipal debt obligations if the Adviser determines that their purchase is consistent with the Fund's investment objective.

The Fund may, from time to time, invest in securities that are not exempt from federal income tax. This will be done for temporary defensive purposes, and will not exceed 20% of the value of the Fund's net assets. Taxable debt securities will consist of obligations of the U.S. government and its agencies and instrumentalities, money market funds, bank obligations and repurchase obligations.

The TAX EXEMPT BOND FUND seeks to earn federal tax-free income by investing in debt obligations that are exempt from federal income tax. It invests in the same types of debt obligations as the Short Duration Tax Exempt Fund. Although, the Fund is not constrained as to its average portfolio maturity, it is normally maintained between five and ten years.



EQUITY FUNDS

The GROWTH & INCOME FUND seeks to provide growth of capital and some current income. Under normal market conditions, the Fund invests at least 45% of its total assets in equity securities, such as common and preferred stocks and securities which are convertible into common stocks, and the balance of its total assets in equity-based derivative instruments, such as Standard & Poor's Depositary Receipts ("SPDRs"), stock index futures contracts, options on stocks and stock indexes, and equity swap contracts. The portion of the Fund's total assets invested in equity securities will vary from time to time, depending upon the Adviser's assessment of the available equity-based derivative investments.


Under normal market conditions, the Fund invests approximately 50% of its total assets in common stocks known as the "dogs of the Dow" as described below (the "Dogs of the Dow Portfolio"). During each month, the common stocks purchased by the Fund for the Dogs of the Dow Portfolio are comprised of the ten common stocks included in the Dow Jones Industrial Average(1) which had the highest dividend rates (as a percentage of their market price) as of the end of the preceding month. Under normal market conditions, the Fund holds for approximately eighteen months all common stocks purchased for the Dogs of the Dow Portfolio during a month, including common stocks that may no longer be among the dogs of the Dow, except to the extent that stocks must be sold to satisfy redemption requests or to rebalance the Fund as described below.

Each month, the Adviser rebalances a portion of the Fund's investments. Stocks in the Dogs of the Dow Portfolio which were purchased approximately eighteen months earlier and which are no longer among the dogs of the Dow will be sold. Additional stocks in the Dogs of the Dow Portfolio may be sold and reinvested in other assets (or a portion of the remaining assets of the Fund may be sold and reinvested in dogs of the Dow) so that, under normal market conditions after the entire rebalancing process is completed, approximately 50% of the rebalanced Fund assets consists of the Dogs of the Dow Portfolio (approximately 5% per common stock). The balance of the Fund's assets are invested primarily in SPDRs or a substantial number of additional common stocks that the Adviser believes would closely replicate the performance of the S&P 500 Index.



----------
1 "Dow Jones Industrial Average" is a trademark of Dow Jones & Company, Inc. ("Dow Jones"). Neither the Fund nor the Adviser is affiliated with, nor is the Fund sponsored by, Dow Jones. Dow Jones has not participated in any way in the creation of the Fund or in the selection of the stocks included in the Fund, nor has Dow Jones reviewed or approved any information included in this Prospectus.

Although the Growth & Income Fund's return will vary principally with changes in the equity market, the Fund is not an index fund, and changes in the Fund's net asset value per share will not precisely track changes in the general market. The Fund earns income through investments in dividend paying stocks.


The MARKET RETURN FUND seeks to earn a total return in excess of the S&P 500 Index. The S&P 500 Index is a composite of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any way affiliated with the Fund, chooses the 500 stocks included in the S&P 500 Index based on market value and industry diversification. These 500 stocks comprise approximately 75% of the total market capitalization within the publicly traded U.S. equity markets.


The Market Return Fund divides its assets between equity-based investments, such as stock index futures contracts and equity swap contracts, and a portfolio of fixed income securities. Under normal market conditions, the fixed income portion of the Market Return Fund will comprise at least 80% of its total assets. The fixed income portion of the Market Return Fund is generally invested in dollar-denominated debt obligations of the U.S. and foreign governments and their agencies and instrumentalities, foreign and domestic public corporations and mortgage-backed securities. Any dollar-denominated obligations of foreign issuers purchased by the Market Return Fund will be actively traded in the United States as of the purchase date. However, up to 25% of the Fund's total assets may be invested in debt obligations that are payable in foreign currency. The average portfolio maturity of the fixed income portion of the Market Return Fund's portfolio will be no more than five years. The average portfolio maturity of the fixed income portion is adjusted according to the Adviser's outlook on interest rates.


Generally, the debt securities held by the Market Return Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Adviser. Securities rated BBB are considered to have adequate capacity to pay interest and repay principal, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds. However, the Market Return Fund may invest up to 25% of its total assets in debt rated below investment grade by an established rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund will not hold any debt obligation rated below B by Standard & Poor's or Moody's, or a comparable rating by another established rating agency, or, if unrated, determined by the Adviser to be of comparable quality. Securities rated below B by Standard & Poor's have greater vulnerability to default than higher-rated securities, but currently have the capacity to meet interest payments and principal repayments; however, adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Further information regarding investment ratings is in Appendix A.

The Adviser believes that investment in stock index futures and equity swap contracts, when combined with a fixed income portfolio, will permit the Market Return Fund to earn a total return in excess of the S&P 500 Index at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. Index futures contracts are priced so that sophisticated traders should be neutral as to whether to employ a strategy of purchasing the stocks which comprise the index or purchasing the futures contracts. Accordingly, because of the manner in which S&P 500 Index futures contracts are priced, the Fund will theoretically outperform the S&P 500 Index if its fixed income assets earn a total return that is better than money market rates and the expenses of the Fund. There can be no assurance that the Market Return Fund will be successful in earning such a total return on its fixed income investments.

From time to time, the Market Return Fund may reduce its exposure to equity-based investments and instead may purchase shares of equity mutual funds which aim to track the S&P 500 Index, SPDRs, or a portfolio of some of the individual stocks which are included in the S&P 500 Index. Such reductions will occur during periods of market volatility (when the costs of investing in stock index futures and equity swap contracts are likely to rise), when for any other reason the purchase of such securities is less expensive than the cost of other equity-based investments, or when the cash available for investment in stock index futures and equity swap contracts is not sufficient to purchase an instrument with a contract price in the desired amount. During such periods, the portion of Market Return Fund's assets allocated to fixed income securities would be reduced.


Futures index contracts, which will generally be the majority of the Market Return Fund's equity-based investments, require a small deposit called "initial margin" at the time of acquisition (the equivalent of a good faith deposit). This allows the Market Return Fund to invest the balance of its assets, initially about 95% of the Fund's net assets, in other assets. The Market Return Fund is required to maintain a segregated account with its Fund Custodian in an amount which, when added to the amount held as initial margin, equals the aggregate amount of the Fund's obligations under its long futures contract positions. The debt securities purchased by the Fund will be deposited in the segregated account for this purpose. The Fund cannot sell these securities until the futures contracts are sold. Thus, the Adviser anticipates that the Fund will be able to meet its obligations under its futures contracts regardless of movements in the equity markets.


This strategy creates financial leverage. For each dollar of net assets, the Fund's portfolio contains approximately one dollar in equity market exposure and one dollar in fixed income exposure. Consequently, the Fund is affected by price movement in both the equity and fixed income markets.


Historically, short-term and intermediate-term securities have outperformed money market securities over time. If this historical experience were to continue in the future, the Adviser believes that the Market Return Fund would outperform the S&P 500 Index. However, the market value of the fixed income securities will fluctuate in price as interest rates vary each day. It is therefore possible that the value of the Fund could fall even when the equity market is rising in value. In addition, it is possible that both the bond and equity markets could fall, causing the value of the Fund to decline by more than the decline in the equity markets. The Adviser will actively manage the Fund's fixed income investments to attempt to minimize its risk of loss of value of such investments during periods of falling bond market prices. The success of this strategy is dependent on the ability of the Adviser to accurately predict interest rate movements. If the Adviser's forecast is inaccurate, the return on the Fund may be worse than if the Adviser had not utilized this strategy. There can be no assurance that the Fund will achieve its objective.

However, unlike most equity funds, in which much of an investor's return will typically come from long-term capital gains, most of an investor's return expected to be earned by the Market Return Fund will be income taxable at ordinary income tax rates. Due to the tax disadvantage of ordinary income compared to long-term gains, taxable investors may not deem the Market Return Fund to be as advantageous as other equity funds after consideration of tax effects. Taxable investors are advised to consult an income tax adviser prior to investing in the Fund.

Because of their investment policies, the Market Return and Growth & Income Funds may or may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate for those whose primary objective is stability of principal. The value of the portfolio securities of the Market Return and Growth & Income Funds will fluctuate based upon market conditions.

GLOBAL FUNDS


The Payden & Rygel Global Funds offer two fixed income options, as well as international equity and balanced options. Investments are primarily focused on securities from countries rated as investment grade by at least one of the rating agencies.


The GLOBAL FIXED INCOME FUND seeks to realize a high level of total return consistent with preservation of capital. It invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Fund also has substantial investment in foreign currency contracts in order to hedge foreign currency exposure. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Global Fixed Income Fund's total assets are invested in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States. The Fund may invest in securities of issuers in the United States, Canada, Australia, New Zealand, the countries of Western Europe and Japan. Under normal circumstances, its average portfolio maturity will not exceed ten years. Under normal circumstances, the Fund invests primarily in debt securities that are considered high quality at the time of purchase (e.g., AAA or AA by Standard & Poor's) by at least one of the established rating agencies. In addition, if the rating of bonds of any country issuing or regulating securities or currencies in which a Fund has made an investment is lowered, so that two or more established rating agencies categorize the investment below AA, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so.


Investments of the Fund consist of: (1) debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including foreign states, provinces or municipalities; (3) debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (4) debt obligations of U.S. and foreign banks and bank holding companies; (5) debt securities and commercial paper issued by U.S. and foreign companies, including commercial paper indexed to specific foreign currency exchange rates; and (6) U.S. and foreign collateralized mortgage obligations and asset-backed bonds.


The GLOBAL SHORT BOND FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Global Fixed Income Fund, with an average portfolio maturity, under normal market conditions, of no more than three years.



The EUROPEAN GROWTH & INCOME FUND seeks to provide capital appreciation and some current income. The Fund's investment objectives and policies are analogous to the Growth & Income Fund, and the Fund is often referred to as the "Euro Dogs" Fund.


Under normal market conditions, the Fund invests its assets in common stocks of approximately forty issuers organized or headquartered in France, Germany, the Netherlands and the United Kingdom, which have the largest market capitalization among countries in the MSCI Europe Index.(2)


----------
2 See Appendix B for a disclosure concerning the use of the name "MSCI Europe Index."

During each month, the Fund purchases the common stocks of the issuers which had the highest dividend rates (as a percentage of their market price) at the end of the preceding month of common stocks of the thirty issuers with the largest market capitalizations included in each such country's leading stock index. For example, the Fund may invest in the ten highest yielding German stocks among the thirty largest stocks included in the DAX Index. Under normal market conditions, the Fund holds for approximately eighteen months all stocks purchased during a month, including stocks that may no longer be among those with the highest dividend rates of the largest thirty stocks in the country's index, except to the extent that stocks must be sold to satisfy redemption requests or to rebalance the Fund as described below.

Each month, the Sub-adviser rebalances the Fund's investments. Stocks of issuers in each such country which were purchased approximately eighteen months earlier and which are no longer among those with the highest dividend rates of the largest thirty stocks in the country's index are sold. Additional stocks may be sold and reinvested in other assets so that, under normal market conditions after the entire rebalancing process is completed, the Fund holds approximately 2.5% of its assets in each stock. In addition, the Fund invests from time to time in World Equity Benchmark Shares ("WEBS"), which are described in greater detail under "Investment Practices," in order to invest small amounts of money, such as miscellaneous daily cash flows, until the Fund has fully invested in the portfolio of forty stocks.


Although the Fund's return will vary with changes in each country's equity market, the Fund is not an index fund, and changes in the Fund's net asset value per share will not precisely track changes in the general market. The Fund earns income through dividend paying stocks.


The INTERNATIONAL EQUITY FUND seeks to earn long-term capital appreciation. It invests in equity securities (common and preferred stock) of issuers organized or headquartered outside the United States ("foreign equities"). Under normal market conditions, the International Equity Fund's assets are invested in securities of issuers in at least five different countries.

Under normal circumstances, the Fund invests primarily in the universe of countries that are included in the MSCI World Index, which include Canada, Australia, New Zealand and countries in Europe and the Far East. The Adviser and Sub-adviser believe that this restriction will reduce many of the political risk factors associated with investment in foreign equities. However, the Fund may invest up to 20% of its assets in issuers organized or headquartered in the universe of countries that are not in the MSCI World Index. These countries are sometimes referred to as emerging markets.

In seeking to achieve the Fund's investment objective, the Sub-adviser seeks to invest in companies that it believes are well managed as evidenced by the following:

    HIGH QUALITY AND RESPONSIVE MANAGEMENT which delivers consistent sales and earnings growth year-in and year-out regardless of the business environment.

    LOW RISK FINANCIAL STRUCTURE including a debt/equity ratio appropriate to the industry, predictable income streams, top quality working capital management, and responsible reporting guidelines.


    SIGNIFICANT LONG-TERM POTENTIAL FOR VOLUME OR MARGIN GROWTH as well as strong operational cash flow, maintainable earnings per share profile, and positive trend return on capital and/or equity.


    ACKNOWLEDGED BUSINESS STRENGTH as measured by market dominance, advantageous positioning in the macro/industry cycle, and a strong record of innovation.

    GREATER THAN AVERAGE DEGREE OF CONTROL OVER PRICING, thereby maintaining profitability in adverse times and maximizing profitability during high demand periods.


The Fund's portfolio normally is comprised of 50-75 stocks. There are no constraints on the market capitalization of the issuers in which the Fund may invest. Stocks are purchased for the long-term and turnover tends to be relatively low.


The GLOBAL BALANCED FUND seeks to earn long-term capital appreciation. It allocates its assets among a common stock portfolio, a bond portfolio, and money market instruments, in proportions which reflect the Adviser's judgment of the anticipated returns and risks of each asset class. The Fund maintains at least 25% of the value of its assets in fixed income senior securities. In addition, the Fund may invest up to 20% of the value of its assets in securities of issuers organized or headquartered in emerging markets, which may include developing countries or countries with new or developing capital markets. Other than the foregoing, there are no limitations on the amount of the Fund's assets which may be allocated to any of the three asset classes (stocks, bonds and money market instruments).

In estimating the relative attractiveness of each asset class, the Adviser takes into account various factors. Once expected return and volatility (risk) estimates are developed for each asset class, the Adviser attempts to identify apparent imbalances in the relative pricing of common stocks, bonds and money market instruments compared to risks, using a computer model. The Global Balanced Fund's allocation among the three asset classes is then adjusted to take advantage of these perceived imbalances.


The money market and bond allocations are invested in both dollar and non-dollar denominated debt securities. Dollar-denominated securities have the same investment parameters as the Investment Quality Bond Fund. Non-dollar debt securities follow the investment guidelines of the Global Fixed Income Fund. Neither allocation is restricted as to the final maturity of a specific investment. However, the money market allocation generally has an average maturity of less than one year. The equity allocation may invest in companies headquartered in both the United States and foreign countries. At least 65% of the equity allocation is invested in issuers located in three or more foreign countries.


The Global Balanced Fund may also purchase and sell futures or options contracts on stock indexes, foreign currencies and bonds.

Depending on the Adviser's allocation of the Global Balanced Fund's assets among stocks, bonds and money market instruments, investors in the Fund may be exposed to the market risk of various combinations of common stocks and bonds, as well as to the risks associated with specific securities. Stock market risk is the possibility that stock prices in general will decline over short or even extended periods. Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices generally vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. Because the allocation strategy of the Adviser may, at certain times, result in a portfolio with a primary emphasis on common stocks, the Global Balanced Fund may from time to time exhibit a level of volatility which is more consistent with a common stock portfolio than a balanced portfolio. However, under normal circumstances, the Adviser expects the volatility of the Global Balanced Fund's total return to be less than that of a common stock portfolio.

Investors should be aware that the investment results of the Fund depend not only on the Adviser's and Sub-adviser's selection of specific portfolio securities, but also upon the Adviser's ability to anticipate correctly the relative performance and risk of stocks, bonds and money market instruments. The Fund's investment results would underperform other global balanced funds, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's performance could deteriorate if the Fund were substantially invested in bonds at a time when interest rates increased.


                              INVESTMENT PRACTICES

The Adviser and Sub-adviser utilize various investment techniques in managing each Fund's portfolio, including the following:


U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS. Each Fund may invest in obligations issued by the U.S. Treasury and in obligations issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These securities include Treasury bills, which mature in one year or less, Treasury notes and bonds that mature in 2 to 30 years, and agency issues, which may have maturities from one day to 40 years. Securities are generally not callable and normally have interest rates that are fixed for the life of the security.

MONEY MARKET FUNDS. To maintain liquidity, each Fund may invest in unaffiliated money market funds. Under normal circumstances, a money market investment made by either of the Short Duration Tax Exempt or Tax Exempt Bond Funds will be in federal tax-free mutual funds. No money market fund investment by any Fund will be in excess of 3% of the total assets of the money market fund. None of the Funds anticipates investing more than 15% of its net assets in money market funds. An investment in a money market mutual fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund.

MONEY MARKET OBLIGATIONS. Each Fund may invest in U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are considered high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the Adviser to be of comparable quality.

CORPORATE DEBT SECURITIES. Each Fund, other than the U.S. Government Fund, may invest in U.S. dollar denominated corporate bonds, debentures, notes and other similar debt instruments of domestic and foreign corporations which, at the time of purchase, are rated investment grade by at least one of the established rating agencies or, if unrated, are determined to be of comparable quality by the Adviser or Sub-adviser. Such obligations may have interest rates which are fixed, variable or floating. Each Fund may also purchase long-term debt obligations that have been coupled with an option allowing the Fund at specified intervals to tender (or "put") such debt obligations to the issuer and receive an agreed upon amount, usually face value plus accrued interest.


Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Adviser will also monitor issuers of such securities.


HIGH YIELD BONDS. The High Income Fund invests at least 65% of its total assets in debt rated below investment grade or, if unrated, determined to be of comparable quality by the Adviser, and at any time, each of the Total Return and Market Return Funds may also invest up to 25% of its total assets in debt rated below investment grade or, if unrated, determined to be of comparable quality by the Adviser. Lower quality debt securities, commonly referred to as "high yield bonds" or "junk bonds" are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.


Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining a Fund's net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

MORTGAGE-BACKED SECURITIES. Each of the Funds, other than the European Growth & Income, Growth & Income and International Equity Funds, may invest in obligations issued to provide financing for U.S. residential housing mortgages. Each of the Total Return, Global Fixed Income, Global Short Bond, Global Balanced and High Income Funds may also invest in foreign mortgage-related securities. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments as well as prepayments of principal. Investing in such obligations involves special risks as a result of prepayments (which may require the Fund to reinvest the proceeds at a lower rate), the illiquidity of certain of such securities and the possible default by insurers or guarantors. Each of the Tax Exempt Funds invest in municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups.

ASSET-BACKED RECEIVABLES. With the exception of the U.S. Government, Growth & Income, European Growth & Income and International Equity Funds, each Fund may invest in asset-backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

REPURCHASE AGREEMENTS. For the purpose of maintaining liquidity or realizing additional income, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any such dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund's agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. A Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked to market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowings by a Fund.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities of government and corporate issuers. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index, e.g., the Federal Funds rate. The adjustment intervals may be regular, and range from daily to annually, or may be based on an event such as a change in the prime rate. Accordingly, although such securities provide some protection against changes in interest rates, depending on the terms of the instrument there may be some interval between changes in such rates and adjustment of the rate paid by the issuer. Any such instruments acquired by a Fund are rated "high quality" at the time of purchase by at least one of the established rating agencies or, if not rated, are determined at the time of purchase to be of comparable quality by the Adviser or Sub-Adviser.


CONVERTIBLE SECURITIES AND WARRANTS. Each of the Total Return, Growth & Income, European Growth & Income, Global Balanced, High Income and International Equity Funds may invest in convertible securities and warrants. Convertible securities, such as convertible preferred stocks and debentures, may be exchanged for or converted into a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period. Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock. Convertible securities generally provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of a convertible security is a function of a variety of factors, including its yield in comparison with comparable non-convertible securities, its value if converted into the underlying common stock, and the credit standing of the issuer.

Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. Investment in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant). As a matter of operating policy, a Fund will not invest more than 5% of its total assets in warrants.

FOREIGN GOVERNMENT OBLIGATIONS. Each of the Limited Maturity, Short Bond, Intermediate Bond, Investment Quality Bond, Total Return, High Income and Global Balanced Funds and each of the Equity Funds may invest in foreign government or supranational obligations rated at least investment grade at the time of purchase by at least one of the established rating agencies or, if unrated, determined to be of comparable quality by the Adviser. Principal and interest will be payable in U.S.
dollars.


Each of the Global Fixed Income, Global Short Bond, Global Balanced, Total Return, Market Return and High Income Funds may invest in securities payable in a foreign currency. With the exception of the Total Return, High Income and Market Return Funds, each of these Funds is restricted to investment in non-U.S. dollar obligations rated at least investment grade at the time of purchase by at least one of the rating agencies.

TAX-EXEMPT OBLIGATIONS. Each of the Short Duration Tax Exempt and Tax Exempt Bond Funds may purchase certain tax-exempt obligations listed below:


    GENERAL OBLIGATION NOTES AND BONDS. General obligation notes and bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

    REVENUE NOTES AND BONDS. These obligations are payable only from the revenues derived from a particular facility or, in some cases, from the proceeds of a special excise tax. Revenue notes and bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; and colleges and universities.

    PUT BONDS. Both Funds may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back ("put") to the issuer of the security or a third party prior to stated maturity ("put bonds"). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For both Funds, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

    PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Both Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities, such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    MUNICIPAL LEASE OBLIGATIONS AND CERTIFICATES OF PARTICIPATION. Both Funds may invest in lease obligations issued by state or local government authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a Fund's only recourse may be to the leased property securing payment, and disposition of the property might prove difficult. In addition, as these securities represent a relatively new type of financing, certain lease obligations may be considered to be illiquid securities. Certificates of participation are issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality or authority.

    TAX EXEMPT ZERO COUPON SECURITIES. Both Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or the specified redemption date, but instead are redeemed at their face value upon maturity. The discount from face value is amortized over the life of the security, and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income on such securities is accrued on a current basis, a Fund does not receive such income currently in cash and may have to sell other portfolio securities to obtain cash needed to make income distributions. The price volatility of a zero coupon security is greater than an interest-paying note of identical maturity.


EQUITY SECURITIES. Each of the Equity Funds and each of the Global Balanced, European Growth & Income and International Equity Funds may invest in equity securities, including common and preferred stocks, convertible securities and warrants. Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation.

Each of the Market Return and Growth & Income Funds may purchase shares of equity index mutual funds, which own the stocks included in the S&P 500 Index, and are intended to closely track the Index. Although such index mutual funds generally have substantial assets and low operating expenses, investment in such a fund by a Fund will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the index mutual fund.


Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.


PREFERRED STOCK. Each of the Equity Funds and each of the Global Balanced, European Growth & Income, High Income and International Equity Funds may invest in cumulative and non-cumulative preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings, and also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. The market price of convertible preferred stocks generally reflects an element of conversion value. In addition, in the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are subject to the same types of credit risks of the issuer as are corporate bonds of the issuer.


STANDARD & POOR'S DEPOSITARY RECEIPTS. Under normal market conditions, up to 50% of the total assets of the Growth & Income Fund may be invested in a combination of SPDRs and equity index mutual funds. However, under the Investment Company Act of 1940, the Group and its affiliated persons, including investors holding 5% or more of the outstanding shares of the Fund and other clients of the Adviser, may not hold in the aggregate more than 3% of the outstanding SPDRs. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the prices of SPDRs track the movement of the Index relatively closely. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to the risks of trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading in SPDRs inadvisable.


SPDR shares trade on the American Stock Exchange at approximately one-tenth the value of the S&P 500 Index. SPDRs are relatively liquid with an average daily volume during November, 1997 of 4.9 million shares per day. Because SPDRs exactly replicate the S&P 500 Index, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the Adviser believes that the movement of SPDR share prices should closely track the movement of the S&P 500 Index.

The administrator of the SPDR program, the American Stock Exchange, receives a fee to cover its costs of about 0.19% per year. This fee is deducted from the dividends paid to SPDR investors. Investors in Growth & Income Fund shares will incur not only the operational costs of the Fund, but will also incur the expenses deducted by the administrator of the SPDR program.

DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value of the securities may change prior to delivery. Neither the Global Fixed Income Fund, Global Short Bond Fund nor the International Equity Fund will invest more than 25% of its total assets in when-issued and delayed delivery transactions.


RESERVES. Each Fund may establish and maintain reserves when the Adviser or Sub-adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund's reserves may be invested in domestic and foreign money market instruments, including government obligations, commercial paper and short-term corporate debt issues meeting the quality standards described above; money market funds, certificates of deposit and bankers' acceptances of banking institutions described in the Statement of Additional Information; and repurchase agreements. Although there is no limit on the percentage of a Fund's assets which may be maintained in such reserves, under normal circumstances no more than 10% of its total assets is expected to be maintained in such reserves.

ILLIQUID SECURITIES. Some debt obligations can be illiquid, meaning that they may not be sold in the ordinary course of business within seven days at approximately the price at which they are valued. A Fund will not invest more than 15% of its net assets in illiquid securities. In accordance with guidelines established by the Board, the Adviser or Sub-adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.

OPTIONS AND FUTURES CONTRACTS. Each Fund may purchase and sell covered put and call options on securities and securities indexes, interest rate, foreign currency and index futures contracts (agreements to take or make delivery of a specified quantity of financial instruments at a specified price and date), and put and call options on such futures contracts. Such options and futures contracts are derivative instruments which may be traded on U.S. or foreign exchanges or with broker/dealers which maintain markets for such investments. Each Fund may also employ combinations of put and call options, including without limitation, straddles, spreads, collars, and strangles. Further information regarding these techniques may be found in the Statement of Additional Information. These techniques are used to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond and currency markets and not for speculation. In addition to the hedging transactions referred to above, each of the Funds may enter into options and futures transactions to enhance potential gain in circumstances where hedging is not involved.

An equity index, such as the S&P 500 Index, is a statistical measure designed to reflect specified facets of a particular financial or securities market.

An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

An interest rate or currency futures contract provides for the delivery by one party and the purchase by another party of a specified quantity of a financial instrument or currency at a specified future date and price. Although the value of a futures contract may be a function of the value of certain specified securities or currencies, no physical delivery of these securities or currencies is made. Such futures contracts are derivative instruments which may be traded on U.S. exchanges or with broker-dealers which maintain futures markets. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of its futures broker a specified amount of cash or securities. This amount is known as "initial margin", and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to market".

The following chart summarizes the types of futures and options transactions in which the Funds may engage:

                                                                              TYPES OF CONTRACTS
                                                                   --------------------------------------
                                                                    OTHER
                                                 INTEREST          SECURITY       STOCK
                                                   RATE            INDICES        INDEX          CURRENCY      SECURITIES
                                                 --------          --------       -----          --------      ----------
Fixed Income Funds                                  Yes              Yes            No              No             Yes
       (except Total Return and
        and High Income Funds)

Tax Exempt Funds                                    Yes              Yes            No              No             Yes
Total Return and High Income Funds                  Yes              Yes            No              Yes            Yes
Market Return Fund                                  Yes              Yes            Yes             Yes            Yes
Growth & Income Fund                                No               Yes            Yes             No             Yes
Global Fixed Income and Global Short Bond           Yes              Yes            No              Yes            Yes
     Funds
Global Balanced Fund                                Yes              Yes            Yes             Yes            Yes
International Equity Fund                           No               Yes            Yes             Yes            Yes
European Growth & Income Fund                       No               Yes            Yes             Yes            Yes



INTEREST RATE, INDEX AND CURRENCY SWAPS. Each Fund, other than the Growth & Income, European Growth & Income and International Equity Funds, may enter into interest rate, index and currency swap transactions and purchase or sell caps and floors. An interest rate, index or currency swap is a derivative instrument which involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). A cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate or reference index exceeds or falls below a predetermined level.


A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Group's Custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.


EQUITY SWAP CONTRACTS. Each of the Equity Funds, and each of the European Growth & Income and the Global Balanced Funds may enter into equity swap transactions. An equity swap is a derivative instrument which involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. The Fund will typically pay a floating rate of interest, such as the three-month London Interbank Offered Rate, and receive the total return, i.e., price change plus dividends, of a specified equity index, such as the S&P 500 Index. If the total return on the equity index is negative for the contract period, the Fund will pay its counterparty the amount of the loss in the value of the notional amount plus interest at the floating rate. From time to time, the Fund may wish to cancel an equity swap contract in order to reduce its equity exposure. Although the swap contract may be sold back to the Fund's counterparty, it may be more advantageous to enter into a swap contract in which the Fund would reduce its equity exposure by agreeing to receive a floating rate of interest and pay the change in the index. This is sometimes called a "reverse equity swap contract" and would only be entered into to reduce equity exposure. None of the Funds will use reverse swap contracts to short the equity market.


A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Fund's Custodian. If the Fund enters into a swap on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.


DEPOSITORY RECEIPTS. Each of the Equity Funds and each of the Global Balanced, European Growth & Income and International Equity Funds may invest in foreign issuers through sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets.


ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.


COUNTRY FUNDS. Subject to the provisions of the Investment Company Act of 1940, each of the Global Balanced, European Growth & Income and International Equity Funds may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. Each of the Global Balanced, European Growth & Income and International Equity Funds may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio's assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by each of the Global Balanced, European Growth & Income and International Equity Funds in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund. At the present time, each of the Global Balanced, European Growth & Income and International Equity Funds intends to limit its investments in these vehicles, together with its investments in other investment companies, to no more than 10% of its total assets.

The European Growth & Income Fund will invest from time to time in WEBS, World Equity Benchmark Shares, which are issued in a number of country-specific Index Series by an investment company. The investment objective of each of the Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity series index compiled by Morgan Stanley Capital International. The Fund will invest in WEBS with respect to France, Germany, the Netherlands and the United Kingdom.

FOREIGN CURRENCY TRANSACTIONS. Each of the Total Return, High Income and Market Return Funds and each of the Global Funds normally conduct their foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Adviser expects that each of these Funds will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). None of these Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Group's Custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.


TEMPORARY DEFENSIVE MEASURES. During times when the Adviser believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds. When the assets of a Fund are so invested, the Fund may not be achieving its investment objectives.

ADDITIONAL RISK FACTORS

DIVERSIFICATION. As the Adviser may from time to time invest a large percentage of each Fund's assets in securities of a limited number of issuers, each Fund, except the International Equity and High Income Funds, has been classified as "non-diversified". As provided in the

Investment Company Act of 1940, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Accordingly, each Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and
(ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

SWAPS. No Fund enters into any swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "A" at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. A Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 15% of its total assets. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total assets at the time of purchase, and they are considered by the Fund to be illiquid assets; it may sell caps and floors without limitation other than the segregated account requirement described above.

The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of a Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Adviser's forecasts are correct, a Fund's swap position may correlate imperfectly with an asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, a Fund might incur a loss.


DEBT OBLIGATIONS. Each of the Funds, other than the Growth & Income, European Growth & Income and International Equity Funds, invests, or may invest, primarily in debt obligations. Because of its investment policies, each such Fund may or may not be suitable or appropriate for all investors. These Funds are not money market funds and are not appropriate for those whose primary objective is stability of principal. The value of the portfolio securities of each such Fund will fluctuate based upon market conditions.


In general and except as noted below under "Below Investment Grade Debt Obligations," all debt securities held by a Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g., AAA, AA, A or BBB by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Adviser. Securities rated BBB are considered to have adequate capacity to pay interest and repay principal, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds.


BELOW INVESTMENT GRADE DEBT OBLIGATIONS. The High Income Fund will invest at least 65% of its total assets in below investment grade debt obligations, or in unrated securities determined by the Adviser to be of comparable quality. In addition, each of the Total Return and Market Return Funds may invest up to 25% of its assets in debt obligations rated below investment grade, or, if unrated, securities determined by the Adviser to be of comparable quality. Lower quality debt securities are often considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in the appendix.

FOREIGN INVESTMENTS. Each of the Funds, other than the U.S. Government, Short Duration Tax Exempt and Tax Exempt Bond Funds, may invest in securities of foreign issuers, and each of the Global Funds invests principally in such securities. In addition, each of the Total Return, High Income and Market Return Funds and each of the Global Funds may invest in securities that are denominated in foreign currencies. Investments in foreign bond and equity securities present opportunities for both increased benefits and risks as compared to investments in the U.S. securities market.

Securities markets in different countries may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors. Each of the Global Funds allows an investor to diversify its portfolio by investing in various companies and economies outside of the U.S., thereby taking advantage of these differences. However, investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks may include less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Securities of foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities may be longer than domestic securities. It may also be more difficult to obtain and enforce judgments against foreign entities.

Investing in the debt obligations of supranational organizations involves additional risks and considerations. Such organizations' debt obligations are generally not guaranteed by their member governments, and payment depends on the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.


Changes in foreign exchange rates will affect the value of the securities held in certain of the Global Funds either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which appear relatively weak or are potentially volatile compared to the U.S. dollar. Each of the Global Fixed Income, Global Short Bond, Total Return, Market Return, Global Balanced and High Income Funds will, when deemed appropriate by the Adviser, hedge this currency exposure in order to protect the Fund's share price.

Each of the International Equity, European Growth & Income, High Income and Global Balanced Funds are expected to incur operating expenses which are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as brokerage commissions and custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. See "Dividends, Distributions and Taxes."

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through each of the Global Funds, the Board of Trustees will promptly review the policies of each of these Funds to determine whether significant changes in the portfolio of the particular Fund is appropriate.

The Adviser undertakes several measures in seeking to preserve investors' principal in each of the Global Fixed Income, Global Short Bond and Global Balanced Funds. First, the debt securities or currencies in which each Fund invests are issued by or under the regulation of countries the bonds of which are rated at the time of purchase as investment grade by Moody's or Standard & Poor's. If the rating of bonds of any country issuing or regulating securities or currencies in which any such Fund has made an investment falls below such level, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Funds to do so.

Second, the Adviser actively manages the maturity of the portfolios of each of the Global Short Bond, Global Fixed Income and Global Balanced Funds in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser attempts to lengthen the portfolios' maturities to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, each Fund seeks to shorten its maturity to protect against the expected capital depreciation.

Finally, the Adviser employs a variety of investment techniques to control the exposure of each of the Global Fixed Income, Global Short Bond, Total Return, Market Return, Global Balanced and High Income Funds to foreign currency exchange risks. An increase in value of a foreign currency relative to the U.S. dollar (the "weakening" of the dollar) increases the U.S. dollar value of securities denominated in that foreign currency. Conversely, a decline in the value of a foreign currency relative to the U.S. dollar (the "strengthening" of the dollar) causes a decline in the U.S. dollar value of these securities. The Adviser seeks to use combinations of forward foreign currency contracts, foreign currency futures contracts and options on futures contracts, options on foreign currencies, and currency swap agreements to offset the impacts of such movements. Each of the Global Fixed Income, Total Return, Market Return, High Income and Global Short Bond Funds will generally hedge a greater proportion of its foreign currency exchange risk than the Global Balanced Fund. These investment techniques involve certain risks described under "Investment Practices" above.


EMERGING MARKETS. Each of the International Equity, Global Balanced, High Income and Total Return Funds may invest a portion of its assets in securities of issuers organized or headquartered in emerging markets, which may include developing countries or countries with new or developing capital markets. The considerations noted above under "Foreign Investments" are generally intensified for these investments. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, thereby making it difficult to conduct such transactions. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

BRADY BONDS. Each of the High Income and Total Return Funds may invest a portion of its assets in Brady bonds. Brady bonds are bonds issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady plan." Brady bonds have been issued by the governments of Argentina, Costa Rica, Mexico, Nigeria, Uruguay, Venezuela, Brazil and the Philippines, as well as other emerging market countries. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's. While the Adviser is not aware of the occurrence of any payment defaults on Brady bonds, investors should recognize that these debt securities have been issued only recently and, accordingly, do not have a long payment history. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

OPTIONS AND FUTURES CONTRACTS. Transactions in securities options, futures contracts and options on futures contracts involve a variety of risks, including the inability to close out a position because of the lack of a liquid market and, in the case of futures transactions, lack of correlation between price movements in the hedging vehicle and the portfolio assets being hedged. To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies, in each case other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. Each Fund covers its obligations with respect to such futures contracts and options by maintaining assets sufficient (together with its margin deposits) to meet such obligations; depending on the nature of the contract or option, this cover is in the form of liquid assets, put or call options, the underlying instruments which are the subject of the contract or option, or a long or short position in the contract which is the subject of an option. Options and futures transactions can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such instruments for hedging purposes may not be successful. The aggregate market value of a Fund's portfolio securities and foreign currencies covering put options on securities and currencies written by the Fund will not exceed 50% of its net assets.

OTHER INVESTMENT POLICIES

Each Fund's investment program and policies are subject to further restrictions and risks which are described in the Statement of Additional Information. Each Fund's investment objective is fundamental and, therefore, may not be changed without obtaining shareholder approval. A Fund's other investment policies and practices may be changed without shareholder approval unless otherwise specified as fundamental policies.

FUNDAMENTAL INVESTMENT POLICIES. As a matter of fundamental policy, a Fund will not (1) purchase a security of any issuer if, as a result, with respect to 50% of the Fund's total assets, more than 10% of the outstanding voting securities of the issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (2) borrow money except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 30% of its total assets valued at market (For this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts as described above are not considered to be borrowings.); or (3) in any manner transfer as collateral for indebtedness any security of the Fund except in connection with permissible borrowings. In addition, each of the Growth & Income and Market Return Funds will not purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations, (b) wholly owned finance companies will be considered to be in the industries of their parents, (c) SPDRs will be divided according to the industries of their underlying common stocks, and (d) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry.


OTHER INVESTMENT POLICIES. As a matter of operating policy, a Fund will not (1) purchase a security of any one issuer if, as a result, (a) more than 15% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days or other securities which are not readily marketable; or (b) with respect to each of the Fixed Income Funds (other than the High Income Fund), Global Short Bond and Global Fixed Income Funds, more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; or (2) purchase additional securities when borrowings exceed 5% of the Fund's total assets. In addition, each of the Limited Maturity, Short Bond, Intermediate Bond, Investment Quality Bond and Total Return Funds, each of the Tax Exempt Funds and each of the Global Funds will not purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations,
(b) wholly owned finance companies will be considered to be in the industries of their parents, and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry.

PORTFOLIO TURNOVER. Securities may be sold without regard to the length of time held. The portfolio turnover of each Fund may be higher than that of other mutual funds with less aggressive trading strategies, which would, in turn, increase each Fund's transaction costs. No Fund can accurately predict its future annual portfolio turnover rate; however, although it could vary substantially, it will generally not exceed (a) 300% for each of the Global Short Bond, Global Fixed Income and Global Balanced Funds, (b) 100% for each of the Tax Exempt Funds and for each of the Growth & Income, European Growth & Income and International Equity Funds, and (c) 200% for each of the other Funds. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates.



                             MANAGEMENT OF THE FUNDS

The business of the Group is managed under the direction of its Board of Trustees, which establishes the Group's policies and supervises and reviews the management of the Funds. Information about the Trustees and the Group's executive officers may be found in the Statement of Additional Information.

INVESTMENT ADVISER

Payden & Rygel serves as investment adviser to the Funds pursuant to an investment management contract with the Group. The Adviser is an investment counseling firm founded in 1983, and currently has over $22 billion of assets under management. Payden & Rygel's address is 333 South Grand Avenue, Los Angeles, California 90071. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodity Futures Trading Commission.

The Adviser manages the investment and reinvestment of the assets of the Funds and reviews, supervises and administers all investments. Several teams, each responsible for a group of Funds, are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Adviser's Global Investment Policy Committee. These teams are supervised by the Executive Committee of the Global Investment Policy Committee, comprised of John Isaacson, Scott King and Christopher Orndorff.

John Isaacson is an Executive Vice President and the Chief Investment Officer of Payden & Rygel. He joined the Company in 1988 and has 25 years of experience in the investment business. Scott King is an Executive Vice President and the Head of Trading at Payden & Rygel. He was one of the original members of the Company when it was founded in 1983 and has over 17 years of investment experience. Christopher Orndorff is a Vice President and head of Global Asset Allocation at Payden & Rygel. He joined the company in 1990 and has 13 years of experience in the investment business. Mr. Isaacson, Mr. King and Mr. Orndorff are responsible for defining the broad investment parameters of the Funds, including the types of strategies to be employed and the range of securities acceptable for investment.


Each of the teams analyzes investment opportunities and strategies, and makes portfolio management decisions (subject to prior review of significant decisions by the Global Investment Policy Committee) and applies them to portfolios. The strategy teams and the Funds for which they are responsible are the Tax Exempt Group (Short Duration Tax Exempt Fund and Tax Exempt Bond Fund); the Global Group (Global Fixed Income Fund and Global Short Bond Fund); the Short Maturity Group (Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, Market Return Fund, and Intermediate Bond Fund); the Bond Strategy Group (Investment Quality Bond Fund, High Income Fund and Total Return Fund); and the Equity Strategy Group (Growth & Income Fund, European Growth & Income Fund, International Equity Fund and Global Balanced Fund).

The Adviser receives a monthly fee from each Fund at the following annual rates: the Limited Maturity, Short Bond, U.S. Government, Intermediate Bond, Investment Quality Bond, Total Return and Market Return Funds, 0.28% for the first $1 billion of each Fund's average daily net assets and 0.25% of each Fund's net assets above $1 billion; the Short Duration Tax Exempt and Tax Exempt Bond Funds, 0.32% for the first $500 million of each Fund's average daily net assets, 0.28% for the next $500 million and 0.25% of average daily net assets above $1 billion; the Global Short Bond and Global Fixed Income Funds, 0.30% of the first $2 billion of each Fund's average daily net assets, and 0.25% of average daily net assets above $2 billion; the International Equity Fund, 0.60% of the first $1 billion of average daily net assets of the portfolio and 0.45% thereafter; the Global Balanced Fund, 0.50% of the first $1 billion of average daily net assets of the portfolio and 0.40% thereafter; the Growth & Income Fund, 0.50% for the first $2 billion of the Fund's average daily net assets and 0.30% of the Fund's net assets above $2 billion; the European Growth & Income Fund, 0.50% of the first $2 billion of average daily net assets of the portfolio, and 0.40% thereafter; and the High Income Fund, 0.35% of average daily net assets.

For the fiscal year which ended October 31, 1997, the Adviser earned a fee from each Fund as follows: Limited Maturity, Short Bond, U.S. Government, Intermediate Bond, Investment Quality Bond and Market Return Funds, 0.28%; Short Duration Tax Exempt and Tax Exempt Funds, 0.32%; Global Short Bond Fund and Global Fixed Income Funds, 0.30%; Growth & Income Fund, 0.30%; Global Balanced Fund, 0.50%; European Growth & Income Fund, 0.40%; and International Equity Fund, 0.60%. The High Income Fund was not open during this period.


THE SUB-ADVISER

For the International Equity, European Growth & Income and Global Balanced Funds, the Adviser has entered into sub-advisory agreements with Scottish Widows Investment Management ("Scottish Widows"), appointing the latter as sub-investment manager and delegating to Scottish Widows the day-to-day management responsibilities for the International Equity and European Growth & Income Funds and a portion of the Global Balanced Fund. The Adviser continuously monitors and evaluates the performance of Scottish Widows.

Scottish Widows, located at 15 Dalkeith Road, Edinburgh, Scotland, United Kingdom EH16 5BU, is a wholly owned subsidiary of Scottish Widows' Fund and Life Assurance Society ("Scottish Widows Group"), a mutual company chartered in 1815. Scottish Widows Group has assets under management of over $39 billion as of December 31, 1996. Scottish Widows has been managing UK equities since the early 1900's, U.S. equities since the 1950's, Japan and Southeast Asia equities since the 1960's and its experience in continental European equities dates back to the mid-1970's. Investment decisions are made by an account management team headed by Kenneth A. Anderson. Mr. Anderson joined Scottish Widows in 1988 and has managed a variety of international equity portfolios. He was appointed an Investment Director of the firm in 1995.


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
The Adviser pays the Sub-adviser a monthly sub-advisory fee for the International Equity Fund and Global Balanced Fund at an annual rate equal to 0.40% of the first $1 billion of average daily net assets of the portfolio and 0.30% of average daily net assets above $1 billion. In the case of the Global Balanced Fund, fees are based on the average daily net assets allocated to the Sub-adviser by the Adviser. The Adviser pays the Sub-adviser a monthly advisory fee for the European Growth & Income Fund at an annual rate equal to 50% of the advisory fee earned and received by the Adviser. It is important to note that the sub-investment management fee does not represent a separate or additional charge or assessment against the Funds.

For the fiscal year ended October 31, 1997, the Sub-adviser earned a fee from each Fund as follows: International Equity Fund, 0.40%; Global Balanced Fund, 0.25%; and European Growth & Income Fund, 0.20%.

ADMINISTRATOR AND TRANSFER AGENT

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as the Administrator to the Funds pursuant to a management and administration contract with the Group. The Administrator's address is 333 South Grand Avenue, Los Angeles, California 90071. The Administrator provides administrative services to each Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to each Fund by other persons.


Investors Fiduciary Trust Company ("IFTC"), a Missouri trust company located at 801 Pennsylvania, Kansas City, Missouri, 64105, provides accounting, dividend disbursing and transfer agency services to each Fund pursuant to fund accounting and transfer agency contracts with the Group.


For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of the Group. IFTC receives fees for fund accounting services and dividend disbursing and transfer agency services. Certain out-of-pocket expenses are also reimbursed at actual cost.

Advisory and administrative fees generally will be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class.

DISTRIBUTOR

Shares of the Funds are distributed through Payden & Rygel Distributors, a wholly owned subsidiary of Payden & Rygel located at the same address. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICE PLAN

The Board of Trustees has adopted a Shareholder Service Plan with respect to Class S shares of the Funds and of the other portfolios of the Group. Under the Plan, the Class S shares of the Funds pay the Distributor an annual fee of up to 0.25% of the average daily net assets of the Funds attributable to the Class S shares for services provided by the Distributor, broker-dealers and other service organizations to the beneficial owners of Class S shares. Such support services include establishing and maintaining accounts and records relating to clients; assisting clients in processing purchase, exchange and redemption requests and account designations; preparing tax reports and forms; forwarding shareholder communications from the Funds; and responding to client inquiries concerning their investments.

Services provided under the Shareholder Service Plan are not primarily intended to result in the sale or distribution of Class S Shares of the Funds. The Plan is a "compensation" plan, which means that the fees paid to the broker-dealers and other service organizations for services rendered are payable even if the amounts paid exceed their actual expenses. If in any month the Distributor is due more fees for shareholder services than are immediately payable because of the expense limitations under the Plan, the unpaid amount is carried forward from month to month while the Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year in which the amount was incurred, and no interest, carrying or other finance charge is borne by the Class S Shares with respect to any amount carried forward.

PERFORMANCE INFORMATION


The Funds may, from time to time, include the yield and total return for shares in advertisements or reports to shareholders or prospective investors. Yield and total return are calculated separately for Class R and Class S Shares. Yield will be quoted using the SEC definition, which is the annualized net investment income per share during a particular 30-day (or one month) period. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over specified periods.



OFFERING

Copies of the Group's 1997 Annual Report to Shareholders are available without charge by writing or calling the Group at the address and phone number listed in the front of this prospectus.

No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations may not be relied upon as having been authorized by the Group or the Distributor. This Prospectus does not constitute an offer by the Group or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                              SHAREHOLDER SERVICES

TAX-SHELTERED RETIREMENT PLANS


The Funds accept purchases of shares by tax-sheltered retirement plans such as IRAs, rollover IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans. Please call a Fund Representative to receive a retirement package which includes a special application for tax-sheltered accounts. The Group does not provide fiduciary administration or custody for such plans. The Group currently waives the Fiduciary Administration Fees charged by IFTC associated with such plans.


EXCHANGE PRIVILEGE


The Group currently consists of nineteen investment portfolios with varying investment objectives or policies, and other investment portfolios may be created. Shares of a Fund may be exchanged for any class of shares of any of the other investment portfolios of the Group. Exchanges are made on the basis of the net asset values of the portfolios involved. The minimum amount for any exchange is $1,000.


Because an exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Before making an exchange into another investment portfolio, a shareholder should obtain and review a current prospectus of the investment portfolio into which the shareholder wishes to transfer. When exchanging shares into another investment portfolio, shareholders should be aware that, among other significant differences, the portfolios may have different dividend payment dates, minimum initial investments and minimum additional investments.


Exchanges will be effected upon receipt of written instructions signed by all account owners. In addition, shareholders who complete the telephone privilege authorization portion of the Account Registration Form may effect exchanges from a Fund into another class of the Fund or an identically registered account in one of the other available portfolios by a telephone call to the Distributor at
(213) 625-1900 or (800) 5PAYDEN (800-572-9336). Finally, shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. See "Automated Investment Programs."

The Exchange Privilege may be modified or discontinued by the Group at any time upon 60 days' notice to shareholders. The Group also reserves the right to limit the number of exchanges a shareholder may make in any year to avoid excessive Fund expenses. The Exchange Privilege is only available in states where the exchange may be legally made.

TELEPHONE PRIVILEGE


All shareholders may exchange or redeem shares by telephone if they have elected this option on the Account Registration Form. If a shareholder calls before 1:00 p.m. (Pacific Time), the exchange or redemption will be at the net asset value determined that day; if a shareholder calls after 1:00 p.m. (Pacific Time), the exchange or redemption will be at the net asset value determined on the next business day. During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange and redemption procedures discussed in this prospectus.


Shareholders should realize that by electing the telephone privilege they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone, telegraph or wire communication are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The Group reserves the right to refuse a telephone, telegraph or wire communication exchange or redemption request if it believes that the person making the request is not authorized by the investor to make the request. Neither the Group nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone, telegraph or wire communication privilege.

CHECKWRITING CAPABILITY

Checkwriting is available for investors of the Limited Maturity and Short Duration Tax Exempt Funds only. To obtain checks, call a Fund Representative for a signature card. Complete and return it to the Fund. To pay the check, shares are redeemed from the Fund account at the net asset value per share computed on the day the check is presented to the Fund for payment. It is important to note that the Limited Maturity Fund is not a money market fund and its net asset value per share will vary daily. An investor may incur a taxable capital gain or loss on the shares redeemed each time a check is paid. A transaction fee of $2.00 per check will be charged to the account if the investor has total assets with the Group of less than $25,000.

Checks received by the Fund are credited to the account on the day received. A fee of $20.00 may be imposed on the account if a check is returned because it fails to meet the Fund's checkwriting criteria or if there are insufficient funds in the account. The Fund reserves the right to modify or terminate the checkwriting privilege upon 30 days prior written notice to shareholders.

AUTOMATED INVESTMENT PROGRAMS


All shareholders may take advantage of two programs which permit automated investments in the Group's Funds.


ELECTRONIC INVESTMENT PLAN. If authorized by the shareholder, additional investments in any Fund may be made using the Automated Clearing House System ("ACH") which transfers money directly from the shareholder's bank account to the Fund for investment. Initial investments in any Fund may not be made through ACH.

The ACH is an electronic money transfer system that is used throughout the United States. It is easy, convenient, inexpensive and avoids the potential of theft of checks from the postal system. It is used by many employers to pay salaries and is also used by the United States Government to send social security payments directly into retiree accounts.

Two investment options may be chosen. First, the shareholder may elect to make investments on a set schedule either monthly or quarterly. Under this option, the shareholder's financial institution will deduct an amount authorized by the shareholder which will normally by credited to the Fund on the 15th day of the month (or next business day if the 15th is a holiday or on a weekend). The shareholder's bank account will typically be debited the prior business day, although this varies with each financial institution. The minimum initial investment, which may be made by check or wire, is $2,500, with additional investments by ACH of no less than $250.

Under the second option, the shareholder may also elect to authorize ACH transfers via telephone request. Money will be withdrawn from the shareholder's account only when authorized by the shareholder. There will be no set schedule of withdrawals from the shareholder's account. Additionally, the investor may vary the amount of the investment. Under this option, the minimum initial investment is $5,000, with additional investments by ACH no less than $1,000. Due to operational considerations, for telephonic requests received prior to 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the next business day. For telephonic requests received after 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the second business day following receipt of the call.

Please note the following guidelines:

- The shareholder's financial institution must be a member of the Automated Clearing House System.

- The shareholder must complete and return an Automated Investment Program form along with a voided check or deposit slip at least 15 days prior to the initial transaction.

- An account with the Group must be established before the Electronic Investment Plan goes into effect.


- The Electronic Investment Plan will automatically terminate if all shares are redeemed, or if the shareholder's financial institution rejects the transfer for any reason, e.g., insufficient funds.


- Termination must be in writing and will become effective the month following receipt.

AUTOMATIC EXCHANGE PLAN. Shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another portfolio of the Group on a regular basis. The shareholder elects this option by completing an Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the portfolio of the Group in which the investment is to be made. The automatic transfer is effected on the 15th day (or the next business day if the 15th is a holiday or on a weekend) of the month.

SHAREHOLDER INQUIRIES


Shareholders with inquires concerning any of the Funds or other portfolios of the Group may call the Group at (213) 625-1900, or (800) 5PAYDEN, or write to Payden & Rygel Investment Group, 333 South Grand Avenue, Los Angeles, CA 90071.



                              REDEMPTION OF SHARES


Each Fund will redeem its shares at the net asset value next determined following receipt of the request in proper form. Redemptions may be made in writing, by calling the Distributor at (800) 5PAYDEN, by telegraph or by other wire communication. No charge is made for redemptions. Shares redeemed may be worth more or less than the purchase price of the shares, depending on the market value of the investment securities held by the Funds at the time of redemption.

Redemption requests in writing or by telegraph or other wire communications should be directed to the Group at 333 South Grand Avenue, Attn.: Fund Distributor, Los Angeles, California 90071. Payment for redemption of recently purchased shares will be delayed until the Fund is advised that the purchase check has been honored, which may take up to 15 days after receipt of the check. If the proceeds of a written request are to be paid to a person other than the record owner of the shares or are to be sent to an address other than the address of record, the signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. A signature guarantee may be rejected if it is believed to be not genuine or if there is any reason to believe that the transaction is improper. Payment of the redemption price will ordinarily be wired to the shareholder's bank or mailed to the shareholder address of record one business day after receipt of the request. A $10.00 fee may be charged for any wire transfer, and payment by mail may take up to seven days. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls.

A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.


                             HOW TO PURCHASE SHARES


Shares of the Funds may be purchased at net asset value without a sales charge. The minimum investment levels per Fund are as set forth below. An account may only be opened by completing an application and mailing it to the appropriate address below under "Initial Investment." Shares cannot be purchased until a properly completed application is received by the Group. If you wish to open a tax-sheltered retirement plan (such as an IRA), special application forms must be completed. Please be sure to ask for an IRA information kit. Transaction fees may be charged for the purchase and/or sale of shares through a broker.


INITIAL INVESTMENT

BY CHECK - ALL FUNDS
-   Complete Application
-   Make check payable to the Fund and mail with application to:
        Payden & Rygel Investment Group
        P.O. Box 419318
        Kansas City, MO  64141-6318

BY FEDERAL FUNDS WIRE
-   Complete application and mail to:
        Payden & Rygel Investment Group
        P.O. Box 419318
        Kansas City, MO  64141-6318


-   Wire Funds as follows when application has been processed:
        The Boston Safe Deposit and Trust Company
        ABA 011001234
        A/C #115762
        Mutual Funds #6630
        Credit to (name of Payden & Rygel Fund here)
        For Account of (insert your account name here)

    Please call the Group, at (213) 625-1900 or (800) 5PAYDEN, to advise of any purchases by wire.

Shares of the Funds are purchased at the net asset value per share for each class next determined after receipt by the Distributor of an order to purchase shares in proper form. Purchase orders will be accepted only on days on which the Funds and the Custodian are open for business, as defined below. The minimum investment amount may be waived from time to time by the Distributor.

All Funds are "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM INVESTMENTS


With the exception of the Limited Maturity, Short Bond, Intermediate Bond, Total Return and Global Short Bond Funds, the minimum initial and additional investments per Fund, for either Class R Shares or Class S Shares, for each type of account are as follows:


                                         INITIAL                 ADDITIONAL
    ACCOUNT TYPE                        INVESTMENT               INVESTMENT
    ------------                        ----------               ----------
    Regular                                $5,000                  $1,000
    Tax-Sheltered                          $2,000                  $1,000
    Electronic Investment Plan:
          Set schedule                     $2,500                    $250
          No set schedule                  $5,000                  $1,000


For either Class R Shares or Class S Shares of each of the Limited Maturity, Short Bond, Intermediate Bond, Total Return and Global Short Bond Funds, the minimum investment is $100,000.3


ADDITIONAL INVESTMENTS

Additional investments may be made at any time at net asset value by check, by ACH, or by calling the Distributor and wiring federal funds to the Custodian as described above.

OTHER PURCHASE INFORMATION

Purchases of each Fund's shares will be made in full and fractional shares. Certificates for shares will not be issued. The Group reserves the right, in its sole discretion, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem


----------

3 The minimum investment level is waived for a current investor whose investment in any one of these five Funds is less than $100,000. However, should the investor wish to make an additional investment in the Fund, the additional investment must be in an amount that will permit the investor to meet the $100,000 minimum investment level.

shares if information provided in the client application proves to be incorrect in any material manner.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS



    The following summarizes the descriptions for some of the ratings referred to in the Prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper may be found in Appendix A to the Statement of Additional Information. Ratings represent only the opinions of such organizations of the quality of the securities which they undertake to rate, are general and are not absolute standards of quality.


MOODY'S INVESTORS SERVICE, INC.

The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well..

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS

    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

    AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

    A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

    BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

    BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

    B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is currently highly vulnerable to nonpayment.

    C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

    r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                      (This page intentionally left blank)

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS

    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1 +".

    A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

    B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C: Bonds are in imminent default in payment of interest or principal.

    DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.



THOMPSON BANK WATCH

Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS

Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).


Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate Thompson Bank Watch's opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

Bank Watch Issuer Ratings are assigned using an intermediate time horizon.

RATING DEFINITIONS

    A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

    A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

    B: A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

    B/C: Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

    C: Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

                                   APPENDIX B

                                MSCI EUROPE INDEX


The Group and Morgan Stanley & Co. Incorporated ("Morgan Stanley") have entered into a non-exclusive license agreement providing for the license to the Group, in exchange for a fee, of the right to use the MSCI Europe Index in connection with the Payden & Rygel European Growth & Income Fund. The license agreement between the Group and Morgan Stanley provides the following language shall be set forth in the Prospectus:

    "The Payden & Rygel European Growth & Income Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the MSCI Europe Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI Europe Index which is determined, composed and calculated by Morgan Stanley without regard to the issue of the Fund or the Fund. Morgan Stanley has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the MSCI Europe Index. Morgan Stanley is not responsible for and has not participated in the determination or the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

    ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI EUROPE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER SUCH PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI EUROPE INDEX OR ANY DATE INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER SUCH PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI EUROPE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER SUCH PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI EUROPE INDEX OF ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER SUCH PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES."

INVESTMENT ADVISER
         Payden & Rygel
         333 South Grand Avenue
         Los Angeles, California 90071

SUB-ADVISER
         Scottish Widows Investment Management Limited
         15 Dalkeith Road
         Edinburgh, Scotland
         United Kingdom EH16 5BU

ADMINISTRATOR
         Treasury Plus, Inc.
         333 South Grand Avenue
         Los Angeles, California  90071

DISTRIBUTOR
         Payden & Rygel Distributors
         333 South Grand Avenue
         Los Angeles, California 90071

CUSTODIAN
         The Boston Safe Deposit and Trust Company
         One Boston Place
         Boston, Massachusetts  02109


TRANSFER AGENT
         Investors Fiduciary Trust Company
         801 Pennsylvania
         Kansas City, Missouri  64105


AUDITORS
         Deloitte & Touche LLP
         1700 Courthouse Plaza Northeast
         Dayton, Ohio  45402

COUNSEL
         Paul, Hastings, Janofsky and Walker LLP
         555 South Flower Street
         Los Angeles, California  90071



                                                               December 30, 1997

                         PAYDEN & RYGEL INVESTMENT GROUP

                      PAYDEN & RYGEL LIMITED MATURITY FUND
                         PAYDEN & RYGEL SHORT BOND FUND

                       PAYDEN & RYGEL U.S. GOVERNMENT FUND

                      PAYDEN & RYGEL INTERMEDIATE BOND FUND
                   PAYDEN & RYGEL INVESTMENT QUALITY BOND FUND
                        PAYDEN & RYGEL TOTAL RETURN FUND
                         PAYDEN & RYGEL HIGH INCOME FUND
                  PAYDEN & RYGEL SHORT DURATION TAX EXEMPT FUND
                       PAYDEN & RYGEL TAX EXEMPT BOND FUND
                       PAYDEN & RYGEL GROWTH & INCOME FUND
                        PAYDEN & RYGEL MARKET RETURN FUND
                      PAYDEN & RYGEL GLOBAL SHORT BOND FUND
                     PAYDEN & RYGEL GLOBAL FIXED INCOME FUND


                       PAYDEN & RYGEL GLOBAL BALANCED FUND
                  PAYDEN & RYGEL EUROPEAN GROWTH & INCOME FUND
                    PAYDEN & RYGEL INTERNATIONAL EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 1997

The Payden & Rygel Limited Maturity Fund ("Limited Maturity Fund"), Payden & Rygel Short Bond Fund ("Short Bond Fund"), Payden & Rygel U.S. Government Fund ("Government Fund") (formerly the Payden & Rygel U.S. Treasury Fund), Payden & Rygel Intermediate Bond Fund ("Intermediate Fund"), Payden & Rygel Investment Quality Bond Fund ("Investment Quality Bond Fund"), Payden & Rygel Total Return Fund ("Total Return Fund"), Payden & Rygel High Income Fund ("High Income Fund"), Payden & Rygel Short Duration Tax Exempt Fund ("Short Duration Fund"), Payden & Rygel Tax Exempt Bond Fund ("Tax Exempt Bond Fund"), Payden & Rygel Growth & Income Fund ("Growth & Income Fund"), Payden & Rygel Market Return Fund ("Market Return Fund"), Payden & Rygel Global Short Bond Fund ("Global Short Bond Fund"), Payden & Rygel Global Fixed Income Fund ("Global Fixed Income Fund"), Payden & Rygel Global Balanced Fund ("Global Balanced Fund"), Payden & Rygel European Growth & Income Fund ("European Growth & Income Fund") and Payden & Rygel International Equity Fund ("International Equity Fund") are series ("Funds") of The Payden & Rygel Investment Group (the "Group"), a no-load, open-end management investment company.

This Statement of Additional Information is not a prospectus, and should be used in conjunction with the Prospectus for the Funds dated December 30, 1997, which is incorporated herein by reference. A copy of the Prospectus may be obtained free of charge from the Group at 333 South Grand Avenue, Los Angeles, California 90071 (telephone 213/625-1900 or 800/572-9336).

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES............................................  3

FUNDAMENTAL AND OPERATING POLICIES............................................ 28

PORTFOLIO TRANSACTIONS........................................................ 30

VALUATION OF PORTFOLIO SECURITIES............................................. 32

FUND PERFORMANCE.............................................................. 32

TAXATION...................................................................... 35

MANAGEMENT OF THE GROUP....................................................... 40

PURCHASES AND REDEMPTIONS..................................................... 47

OTHER INFORMATION............................................................. 48

APPENDIX A - DESCRIPTION OF RATINGS........................................... 54

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Funds are described in the Prospectus. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

EQUITY SECURITIES

PREFERRED STOCKS

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

AMERICAN DEPOSITORY RECEIPTS

American Depository Receipt ("ADRs") may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency, and may be subject to foreign government taxes which would reduce the yield on such securities.

CONVERTIBLE SECURITIES

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion table.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

FIXED INCOME SECURITIES

Securities in which the Funds may invest include but are not limited to those described below.


U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities.


U.S. GOVERNMENT AGENCY SECURITIES

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

FOREIGN GOVERNMENT OBLIGATIONS

Foreign government obligations are debt securities issued or guaranteed by a supranational organization or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, the bank


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

is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of Payden & Rygel, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CORPORATE DEBT SECURITIES

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Adviser will undertake several measures in seeking to preserve investors' principal:

        - First, in general, the debt securities in which the Funds invest will be considered "investment-grade"(e.g., rated AAA, AA, A or BBB by Standard & Poor's Corporation) by at least one of the established rating agencies, or if not rated, will be determined to be of comparable quality by the Adviser. However, the High Income Fund will invest at least 65% of its total assets in debt securities rated below investment grade by one of the established rating agencies, or if not rated, determined to be of comparable quality by the Adviser, and each of the Total Return and Market Return Funds may invest up to 25% of its total debt assets in such below investment grade debt. For all Fixed Income Funds except the High Income Fund, if the rating of a debt security in which a Fund has made an investment falls below the investment grade level, or below the B level for the Total Return and Market Return Funds), the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so. As a matter of operating policy, the High Income Fund will not purchase securities rated both below B3 by Moody's Investor Services, Inc. and below B- by Standard & Poor's Corporation. While the High Income Fund is not required to dispose of debt securities whose credit quality declines at some point after the security is purchased, no more than 25% of the Fund's assets will be invested at any time in securities rated less than CCC by Standard & Poor's or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. The High Income Fund will not invest in securities of bankrupt companies. Except for the High, Income, Total Return and Market Return Funds, no Fund will hold more than 5% of its net assets in obligations rated below investment grade, and no such obligation will be rated below BB.

        - Second, the Adviser will actively manage the maturity of the Funds' portfolios in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser will attempt to lengthen the portfolios' maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, the Funds will seek to shorten their portfolios' maturities to protect against the expected capital depreciation.

        - Finally, the Adviser may use interest rate and bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Funds' exposure to interest rate changes. These investment techniques involve certain risks described below.

There is, of course, no guarantee these investment strategies will accomplish the Funds' objectives.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities. Under normal circumstances, all debt securities held by each Fund (with the exception of the Total Return, High Income and Market Return Funds) will be rated "investment grade", at the time of purchase, by at least one of the established rating agencies (e.g. AAA, AA, A or BAA by Standard & Poor's Corporation) or, if unrated, will be determined to be of comparable quality by the Adviser. The Growth & Income, European Growth & Income and International Equity Funds do not invest in these securities.

U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/services and poolers the Adviser determines that the securities meet the Funds' quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

ASSET BACKED RECEIVABLES


The Funds, with the exception of the U.S. Government, Growth & Income, European Growth & Income and International Equity Funds, may purchase asset-backed securities including, but not limited to, Certificates for Automobile Receivables ("CARS(sm)") and credit card receivable securities. CARS(sm) represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARS(sm) are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARS(sm), issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property.


FLOATING RATE AND VARIABLE RATE DEMAND NOTES

The Funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

OBLIGATIONS WITH PUTS ATTACHED

Each Fund may purchase long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund's option a specific security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity. The Growth & Income and International Equity Funds do not invest in these securities.

REPURCHASE AGREEMENTS

For the purpose of maintaining liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.

DELAYED DELIVERY TRANSACTIONS

When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund will not invest more than 25% of its total assets in when-issued and delayed delivery transactions.

REVERSE REPURCHASE AGREEMENTS

Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by a Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Adviser.

ILLIQUID SECURITIES

No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

FOREIGN INVESTMENTS

Except as noted below, the countries in which each of the Global Funds and the Market Return, High Income and Total Return Funds will seek investments primarily include those listed below. A Fund may elect not to invest in all the countries listed, and it may also invest in other countries when such investments are consistent with the Fund's investment objective and policies. As indicated in the Prospectus, the International Equity Fund does not invest in U.S. securities, and the European Growth & Income Fund invests only in securities of issuers located in France, Germany, the Netherlands and the United Kingdom.



Pacific Basin                    Western Europe                  North America
-------------                    --------------                  -------------
Australia                        Austria                         Canada
Japan                            Belgium                         United States
New Zealand                      Denmark
                                 Finland
                                 France
                                 Germany
                                 Ireland
                                 Italy
                                 Netherlands
                                 Norway
                                 Spain
                                 Sweden
                                 Switzerland
                                 United Kingdom

FOREIGN MORTGAGE-RELATED SECURITIES

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

MUNICIPAL SECURITIES

Each of the Short Duration and Tax Exempt Bond Funds invest primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 80% of the Fund's assets will be invested in municipal debt securities.

In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Both Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

The Adviser will undertake several measures in seeking to preserve investors' principal:

        - First, the debt securities in which a Fund invests will be considered "investment-grade"(e.g., rated AAA, AA, A or BBB by Standard & Poor's Corporation) at the time of purchase by at least one of the following rating agencies: Fitch Investor Services, Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, will be determined to be of comparable quality by the Adviser. If the rating of a municipal debt security in which the Fund has made an investment falls below the investment grade level, the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so. In no event will a Fund hold more than 5% of its net assets in obligations rated below investment grade. No such obligation will be rated below BB.

        - Second, the Adviser will actively manage the maturity of a Fund's portfolio in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser will attempt to lengthen the portfolio's maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, both Funds will seek to shorten their maturities to protect against the expected capital depreciation.

        - Finally, the Adviser may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in a Fund's exposure to interest rate changes. These investment techniques involve certain risks described below.

There is, of course, no guarantee these investment strategies will accomplish a Fund's objective. See Appendix A for further information regarding the ratings referred to above.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which the Funds may invest, and certain of the risks of such investments, are described below.

MORAL OBLIGATION SECURITIES

Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

ZERO COUPON SECURITIES

Both Funds may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, a Fund does not receive the income currently in cash. Therefore, a Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

MORTGAGE BACKED SECURITIES

Both Funds may invest in municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of a Fund's investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

MUNICIPAL LEASE OBLIGATIONS

Both Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase "certificates of participation", which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.

However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Both Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one national recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM OBLIGATIONS

Both Funds may invest in short-term municipal obligations. These securities include the following:

TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less)


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promissory notes issued by municipalities to supplement their cash flow.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Both Funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Both Funds may also invest in municipal securities in the form of "participation interests" in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days' notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since a Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

OBLIGATIONS WITH PUTS ATTACHED

Both Funds may purchase long-term fixed rate municipal debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the municipal securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer


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agrees to purchase at a Fund's option a specific municipal security at a specific price on a specific date. A Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

OPTIONS AND FUTURES CONTRACTS


The Funds may purchase and sell ("write") both put options and call options on securities, securities indices and (in the case of each of the Total Return, High Income and Market Return Funds and each of the Global Funds) foreign currencies, enter into interest rate and index futures contracts and (in the case of each of the Total Return, High Income and Market Return Funds and each of the Global Funds), foreign currency futures contracts, and purchase and sell options on such futures contracts ("futures options"). If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided the Board of Trustees determines that their use is consistent with the Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by that Fund.


OPTIONS ON SECURITIES OR INDICES

A Fund may purchase and write options on securities and indices. An index is a statistical measure designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators such as the Merrill Lynch 1 to 3 year Global Government Bond Index, the JP Morgan Global Government Bond Index, and the Lehman Brothers Government/Corporate Index.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American Style" options) or at the expiration of the option (in the case of "European Style" options). The writer of a call or put option on a security is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security, as the case may be. The writer of an option on an index is obligated upon exercise of the option to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account with the Group's Custodian) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if the Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written, and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian. A put option on a security or an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its Custodian. A put option is


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

also covered if the Fund holds a put on the same security or index as the put written, and the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., of the type, traded on the same exchange, with respect to the same underlying security or index, and with the same exercise price and expiration date). A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

FOREIGN CURRENCY OPTIONS


Each of the Total Return, High Income and Market Return Funds and each of the Global Funds may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

COMBINATIONS OF OPTIONS

As indicated in the Prospectus, each of the Funds may employ certain combinations of put and call options. A "straddle" involves the purchase of a put and call option on the same security with the same exercise prices and expiration dates. A "strangle" involves the purchase of a put option and a call option on the same security with the same expiration dates but different exercise prices. A "collar" involves the purchase of a put option and the sale of a call option on the same security with the same expiration dates but different exercise prices. A "spread" involves the sale of a put option and the purchase of a call option on the same security with the same or different expiration dates and different exercise prices.

RISKS ASSOCIATED WITH OPTIONS

Several risks are associated with transactions in options on securities, indices and currencies. For example, significant differences between the securities and options markets could result in an imperfect correlation between those markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation to handle current trading volume; or (vi) a decision by an exchange to discontinue the trading of options or a particular class or series of options (in which event the secondary market on that exchange or in that class or series of options could cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms). If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security, currency or index written by a Fund is covered by an option on the same security, currency or index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds may use interest rate, foreign currency or index futures contracts, as specified in the Prospectus. An interest rate or foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.


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

A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc and certain multi-national currencies such as the European Currency Unit ("ECU"). Other futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The Funds may also purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as required by regulatory authorities the Funds will use futures contracts and futures options for hedging purposes and not for speculation and will comply with applicable regulations of the Commodity Futures Trading Corporation which limit trading of futures contracts (See "Limitations on the Use of Futures and Options"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost by using futures contracts and futures options.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or futures commission merchant, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Funds will mark to market their open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of


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

the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gains; if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS

A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a


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

separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") for exemption from the definition of a "commodity pool," each Fund is limited in its futures trading activities to: (1) positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and (2) other positions for the establishment of which the aggregate initial margin and premiums (less the amount by which such options are "in-the-money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contracts it has entered into).

The requirements for qualification as a regulated investment company also may limit the extent to which the Funds may enter into futures, futures options or forward contracts. See "Taxation."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, in which event the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures


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

contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

DEALER OPTIONS

The Funds may engage in transactions involving dealer options on securities, currencies or indices as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that many purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Fund may treat the cover used for these written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat certain dealer options as subject to the Funds' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options on securities, currencies or indices, the Funds will change their treatment of such instruments accordingly.

INTEREST RATE AND CURRENCY SWAPS

INTEREST RATE AND INDEX SWAPS

As indicated in the Prospectus, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to


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

the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term eurodollar deposits between major international banks. The same process applies when dealing with an index swap. The buyer of the swap pays on a floating rate basis and receives a fixed rate payment, based on the total return of the particular reference index.

CROSS-CURRENCY SWAPS

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

SWAP OPTIONS

Each of the Global Funds and the Total Return Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to pay fixed pursuant to a swap option is said to own a put. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

CAPS AND FLOORS

Each of the Global Funds and the Total Return Fund may also invest in interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

RISKS ASSOCIATED WITH SWAPS

The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

FOREIGN CURRENCY TRANSACTIONS

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of each of the Total Return, High Income and Market Return Funds and each of the Global Funds will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion of its assets to the consummation of these contracts. No Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an off-setting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, each Fund may lend securities with a value of up to 33% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by "marking to market" daily. A Fund will have the right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Adviser to be of good standing in accordance with standards approved by the Board of Trustees and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

BORROWING

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Funds also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

RISKS OF FOREIGN INVESTING

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

POLITICAL AND ECONOMIC FACTORS

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY FLUCTUATIONS

To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

MARKET CHARACTERISTICS

The Group expects that most foreign securities in which the Funds invest will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds' portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of the Funds' portfolio positions may also be adversely impacted by delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

LEGAL AND REGULATORY MATTERS

Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

TAXES

The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund. The Funds intend to sell such bonds prior to the interest payment date in order to avoid withholding.

COSTS

The expense ratios of Funds investing in foreign securities (before reimbursement by the Adviser pursuant to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee") are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

EMERGING MARKETS INVESTMENTS

Investments by the Funds in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at a substantially higher priced than the current market, or to sell securities at much lower prices than the current market.

AVERAGE MATURITY AND DURATION CALCULATIONS

AVERAGE MATURITY

The portfolio average maturity of each Fund will be computed by weighting the maturity of each security in the Fund's portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average maturity, the put date, reset date or average maturity will be used instead of the final maturity date for the average maturity calculation. Average maturity is normally used when trading mortgage backed securities and asset backed securities.

DURATION

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security's cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes each cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the time to maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the time to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

If the duration of the security is divided by the sum of one plus its yield, the resultant number is called the modified duration of the security. Modified duration is important to portfolio managers as it is used to determine the sensitivity of the security to changes in interest rates. For small changes in yield, the price of a security, as a percentage of its initial price, will move inversely to the yield change by an amount equal to the modified duration times the yield change. The market price of a security with a modified duration of ten years will change twice as much as a security with a with a five year duration.

Modified duration is a much better indicator of price volatility than time to maturity. For example, the times to maturity for a 30 year bond and a 30 year zero coupon security are both 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the zero coupon bond will experience a percentage price change roughly three times greater than the 30 year bond.

                       FUNDAMENTAL AND OPERATING POLICIES

The Funds have adopted the investment restrictions described below. Fundamental policies of a Fund may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by the Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy, a Fund may not:

(1) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).


(2) COMMODITIES. Purchase or sell commodities or commodity contracts, except that (i) a Fund other than the U.S. Government Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) a Fund other than the U.S. Government, Short Duration Tax Exempt and Tax Exempt Bond Funds may enter into forward foreign currency exchange contracts (the Funds do not consider such contracts to be commodities), and (iii) a Fund other than the U.S. Government Fund may invest in instruments which have the characteristics of both futures contracts and securities.

(3) LOANS. Make loans, except that (I) a Fund may purchase money market securities and enter into repurchase agreements, (ii) a Fund may acquire bonds, debentures, notes and other debt securities, and (iii) a Fund other than the U.S. Government Fund may lend portfolio securities in an amount not to exceed 30% of its total assets (with the value of all loan collateral being "marked to market" daily at no less than 100% of the loan amount).

(4) MARGIN. Purchase securities on margin, except that (I) a Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) a Fund other than the U.S. Government Fund may make margin deposits in connection with futures contracts and options on futures contracts.


(5) MORTGAGING. Mortgage, pledge, hypothecate or in any manner transfer any security owned by a Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund's total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of a Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. Purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. Effect short sales of securities.

(10) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


(11) GLOBAL DIVERSIFICATION. Under normal market conditions, each of the Global Fixed Income and Global Short Bond Funds may not invest less than 65% of the Fund's assets in debt securities of issuers located in at least three countries (one of which may be the United States for the Global Funds). Under normal market conditions, no less than 65% of the International Equity Fund's assets will be invested in equity securities of companies which are headquartered in at least three foreign countries.


OPERATING POLICIES

As a matter of operating policy, a Fund may not:

(1) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 15% of the value of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid.

(3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

(5) OPTIONS. Invest in puts, calls, or any combination thereof, except that a Fund may invest in or commit its assets to purchasing and selling call and put options to the extent permitted by the Prospectus and Statement of Additional Information.

 (6) BORROWINGS. The U.S. Treasury Fund will not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).

                             PORTFOLIO TRANSACTIONS

The Funds pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Adviser and Sub-adviser each place all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds it manages and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Adviser and Sub-adviser seek the best execution available. In seeking the most favorable execution, the Adviser and Sub-adviser consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Some securities considered for investment by a Fund's portfolio may also be appropriate for other clients served by the Adviser or Sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Adviser or Sub-adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the Adviser or Sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

The Adviser and Sub-adviser each manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Funds generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

The only Funds which paid brokerage commissions during the last three fiscal years are noted below:

                                                    Fiscal Year Ended October 31
                                          --------------------------------------------
                                            1995                1996              1997
                                          ------            -------             ------
Investment Quality Bond Fund              $    0            $ 5,980             $ 9,225
Short Duration Tax Exempt Fund                 0                760                   0
Tax Exempt Bond Fund                       2,300              5,760               2,080
Market Return Fund                             0             13,894               2,504
Global Fixed Income Fund                      40                300              50,895
Total Return Fund                            *                  *                12,935
European Growth & Income Fund                *                  *                24,579
International Equity Fund                    *                  *                58,148
Global Balanced Fund                         *                  *                27,711
Growth & Income Fund                         *                  *                57,494
Intermediate Bond Fund                       0                  0                 9,975

--------
* Fund had not commenced operations

The Board of Trustees will periodically review the Adviser's and Sub-adviser's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.


                        VALUATION OF PORTFOLIO SECURITIES

Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or last bid price is normally used.

Fixed income securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Such techniques take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Foreign securities are valued at the closing bid price in the principal market where they are traded, or, if closing prices are unavailable, at the last traded bid price available prior to the time a fund's net asset value is determined. Foreign security prices that cannot be obtained by the quotation services are priced individually by the pricing service using dealer-supplied quotations. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Generally, trading in corporate bonds, U.S. government securities, foreign securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of any such securities held by a Fund are determined as of such times for the purpose of computing the Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. If an extraordinary event that is expected to affect the value of a portfolio security materially occurs after the close of an exchange on which that security is traded, then the security will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

                                FUND PERFORMANCE

The Funds may quote their performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Performance information for a Fund may be compared to various unmanaged indices (such as the Lehman Brothers Municipal Bond Index) or indices prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies or investment advisers. Comparisons may also be made to indices or data in publications such as The Bond Buyer, Forbes, Barron's, The Wall Street Journal, The New York Times, and Business Week. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance a Fund to other funds in appropriate categories over specific periods of time may also be quoted in advertising. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses. Payden & Rygel may also report to shareholders or to the public in advertisements concerning the performance of Payden & Rygel as adviser to clients other than the Funds, and on the comparative performance or standing of Payden & Rygel in relation to other money managers. Such comparative information may be compiled or provided by independent rating services or other organizations.

Information regarding a Fund may also be included in newsletters or other general communications by Payden & Rygel to advisory clients and potential clients. These publications principally contain information regarding market and economic trends and other general matters of interest to investors, such as: principles of investing which, among other things includes asset allocation, model portfolios, diversification, risk tolerance and goal setting, saving for college or other goals or charitable giving; long-term economic or market trends; historical studies of gold, other commodities, equities, fixed income securities and statistical market indices; new investment theories or techniques; economic and/or political trends in foreign countries and their impact on the United States; municipal bond market fundamentals and trends; corporate financing trends and other factors that may impact corporate debt; and housing trends and other economic factors that may impact mortgage rates and lending activity. In addition, Payden & Rygel may quote financial or business publications and periodicals as they relate to fund management, investment philosophy and investment techniques. Materials may also include discussions regarding Payden & Rygel's asset allocation services and other Payden & Rygel funds, products and services.

Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills and the U.S. rate of inflation (based on the Consumer Price Index) and a combination of various capital markets. The Group may use the long-term performance of these capital markets in order to demonstrate general long-term risk-versus-reward investment scenarios or the value of a hypothetical investment in any of these capital markets. The performance of these capital markets is based on the returns of several different indices. Ibbotson calculates total returns in the same method as the Group. Performance comparisons could also include the value of a hypothetical investment in any of the capital markets.

If appropriate, the Group may compare the performance of a Fund or the performance of securities in which a Fund may invest to averages published by IBC USA (Publications, Inc.). These averages assume reinvestment of distributions. The IBC/Donoghue's Money Fund Averages(TM)/All Taxable, which is reported in the Donoghue's Money Fund Report(R), covers over 772 taxable money market funds. The Fund may quote its fund number, Quotron(TM) number and CUSIP number or quote its current portfolio manager or any member of Payden & Rygel's market strategy group.

YIELD CALCULATIONS

Yields for each class of shares of a Fund used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class' net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate or income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to a class of shares of the Fund reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the class' net asset value per share over the period. Average annual total returns for each class are calculated by determining the growth or decline in value of a hypothetical historical investment in that class of shares of a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

For Class R Shares, the one-year, five-year and since inception total returns for each of the Funds through October 31, 1997 (except as otherwise noted) were as follows:

                                                       Annualized
                                                      Return Since
                                   1 Year    5 Year     Inception       Inception Date
                                   ------    ------     ---------       --------------
Limited Maturity Fund                5.46%                5.47%         May 1, 1994
Short Bond Fund                      5.52%                5.21%         January 1, 1994
U.S. Government Fund                 6.10%                8.08%         January 1, 1995
Intermediate Bond Fund               7.26%                5.12%         January 1, 1994
Investment Quality Bond Fund         8.44%                6.01%         January 1, 1994
Total Return Fund                                         7.10%*        December 9, 1996
Short Duration Tax Exempt Fund       4.55%                4.20%         September 1, 1994
Tax Exempt Bond Fund                 7.33%                3.91%         December 21, 1993
Growth & Income Fund                29.19%               29.19%         November 1, 1996
Market Return Fund                  31.74%               23.62%         December 1, 1995


Global Short Bond Fund               7.02%                7.29%         September 18, 1996
Global Fixed Income Fund             8.84%   8.07%        7.86%         September 1, 1992
Global Balanced Fund                                      9.49%*        December 9, 1996
International Equity Fund                                 7.59%*        December 9, 1996
European Growth & Income Fund                             1.90%*        June 30, 1997

*Unannualized

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for each class of shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.

                                    TAXATION

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (c) distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and 90% of its net exempt interest income each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the distribution requirements.

DISTRIBUTIONS

The Short Duration Tax Exempt and Tax Exempt Bond Funds intend to qualify to pay "exempt-interest" dividends to its shareholders, who may exclude those dividends from their gross income for federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

With the exception of the Short Duration Tax Exempt and Tax Exempt Bond Funds, dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term, mid-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

A Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. The Funds may qualify for an make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Funds may claim a credit by reason of the Funds' election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Funds. Although the Funds intend to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

The Trustees and officers of the Group are as set forth below. Unless otherwise indicated, the address of all persons below is 333 South Grand Avenue, Los Angeles, California 90071.

BOARD OF TRUSTEES:

                                       Position with             Principal Occupations
  Name                                 the Group                 During Past Five Years
  ----                                 ---------                 ----------------------
*Joan A. Payden(1)                     Chairman of the Board,    President, Payden & Rygel
                                       Chief Executive
                                       Officer, Trustee

*Lynda L. Faber                        Trustee                   Senior Vice President, Payden & Rygel

*John Paul Isaacson                    Trustee                   Executive Vice President, Payden & Rygel

*Christopher N. Orndorff               Trustee                   Vice President, Payden & Rygel

 J. Clayburn La Force                  Trustee                   Dean Emeritus, The John E. Anderson
 P.O. Box 1009                                                   Graduate School of Management at
 Pauma Valley, CA  92061                                         University of California, Los Angeles;
                                                                 Director, The Timken Company (since
                                                                 February, 1994); Trustee for PIC
                                                                 Institutional Growth Portfolio, PIC
                                                                 Institutional Balanced Portfolio and PIC
                                                                 Small Capital Portfolio (since June,
                                                                 1992)

 Thomas McKernan, Jr. (1)              Trustee                   President and Chief Executive Officer,
 3333 Fairview Road                                              Automobile Club of Southern California
 Costa Mesa, CA  92626

 Dennis C. Poulsen                     Trustee                   Chairman of Board since 1997;
 3900 South Workman Mill Road                                    previously, President and Chief
 Whittier, CA  90601                                             Executive Officer, Rose Hills Company

 Stender E. Sweeney                    Trustee                   Private Investor since 1994; previously,
                                                                 Vice President, Finance, Times Mirror
                                                                 Company

 W.D. Hilton, Jr.                      Trustee                   Managing Trustee, NGC Settlement Trust;
 2608 Eastland Avenue, Suite 202                                 previously, Chief Financial Officer,
 Greenville, TX  75402                                           Texas Association of School Boards and
                                                                 Board Member, First Greenville National
                                                                 Bank

*     An "interested person" of the Group, as defined in the 1940 Act.

(1) Ms. Payden is a Director of the Automobile Club of Southern California, of which Mr. McKernan is President and Chief Executive Officer.


Trustees other than those affiliated with the Adviser or Sub-adviser currently receive an annual retainer of $20,000, plus $1,500 for each Board of Trustees meeting and/or audit committee meeting attended and reimbursement of related expenses. The following table sets forth the aggregate compensation paid by the Group for the fiscal year ended October 31, 1997, to the Trustees who are not affiliated with the Adviser and the aggregate compensation paid to such Trustees for services on the Trust's Board; there are no other funds in the "trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                              Pension or
                                               Retirement      Estimated          Total
                                                Benefits         Annual        Compensation
                              Aggregate        Accrued as       Benefits      from Group and
                             Compensation        Part of          Upon        Group Complex
Name                          from Group      Group Expenses   Retirement     Paid to Trustee
----                         ------------    ---------------   ----------     ---------------
Dennis Poulsen                  $23,500            None            N/A            $23,500
James Clayburn La Force         $23,500            None            N/A            $23,500

Stender Sweeney                 $25,000            None            N/A            $25,000
W.D. Hilton                     $23,500            None            N/A            $23,500
Thomas V. McKernan, Jr.         $25,000            None            N/A            $25,000

OFFICERS:
                                           Position with                Principal Occupations
Name                                       the Group                    During Past Five Years
--------------------                       --------------------------   ----------------------------
Shirley T. Hosoi                           President, Chief Operating   Chief Operating Officer,
                                           Officer                      Payden & Rygel (since 1996);
                                                                        previously, First Interstate
                                                                        Bancorp:  Director of
                                                                        Corporate Communications,
                                                                        Executive Assistant to the
                                                                        Chairman and President and
                                                                        CEO, First Interstate
                                                                        Franchise Services

Thomas Barrett                             Vice President, Treasurer    Controller, Payden & Rygel
                                                                        (since 1995); previously,
                                                                        Manager, Finance and
                                                                        Administration, Marine Spill
                                                                        Response Corp.

David L. Wagner                            Vice President               Portfolio Manager, Payden &
                                                                        Rygel

Gregory P. Brown                           Vice President               Institutional Marketing,
                                                                        Payden & Rygel (since 1996);
                                                                        previously, Vice President,
                                                                        Corporate Banking at Wells
                                                                        Fargo Bank

Yot Chattrabhuti                           Vice President               Manager, Mutual Fund
                                                                        Operations, Payden & Rygel
                                                                        (since 1997); previously, Bank
                                                                        of America:  Vice President
                                                                        and Manager, Securities
                                                                        Processing, Assistant Vice
                                                                        President and Manager of
                                                                        various finance related
                                                                        functions, and Senior Trust
                                                                        Officer, Employee Benefit
                                                                        Trust Accounts

Edward S. Garlock                          Secretary                    General Counsel, Payden &
                                                                        Rygel (since 1997);
                                                                        previously, Senior Vice
                                                                        President and Group General
                                                                        Counsel, First Interstate
                                                                        Bancorp

ADVISER

Payden & Rygel was founded in 1983 as an independent investment counseling organization specializing in the management of short term fixed income securities. The firm is owned by Joan Payden and several other employees. As of October 31, 1997, its staff consisted of 85 employees, 34 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had over 200 clients, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of over $22 billion, with about $5 billion invested globally.


The Adviser's focus is the management of fixed income securities in both the domestic and global markets. These include securities that have absolute or average maturities out to five years with a bias toward very high quality and liquidity. Portfolios are actively managed according to client approved guidelines and benchmarks. Payden & Rygel also utilizes futures and options strategies, primarily as defensive measures to control interest rate and currency volatility.

The Adviser provides investment management services to the Funds pursuant to an Investment Management Agreement with the Group dated as of June 24, 1992 as amended on June 14, 1994 with respect to Class S shares of the Group. The Agreement provides that the Adviser will pay all expenses incurred in connection with managing the ordinary course of a Fund's business, except the following expenses, which are paid by each Fund: (i) the fees and expenses incurred by a Fund in connection with the management of the investment and reinvestment of the Fund's assets; (ii) the fees and expenses of Trustees who are not affiliated persons of the Adviser; (iii) the fees and expenses of the Trust's Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Group; (v) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Group may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Fund and of its shares with the SEC, registering the Group as a broker or dealer and qualifying the shares of a Fund under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (xii) any expenses assumed by the Group pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Adviser has agreed that if in any fiscal year the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of such Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. The Administrator will bear a portion of this reimbursement obligation. Unless otherwise required by law such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by the Fund. To the Trust's knowledge, no such state expense limitation is currently in effect.

Fees earned by the Adviser during the last three fiscal years ended October 31, are shown below.

                                                  Fiscal Year Ending October 31
                                         -------------------------------------------------
                                            1995               1996               1997
                                         ----------          ----------         ----------
Limited Maturity Fund                    $   44,030          $  104,879         $  305,823
Short Bond Fund                              27,936             150,282            291,286
U.S. Government Fund                         13,233              49,630             59,618
Intermediate Bond Fund                       71,012             111,179            153,304
Investment Quality Bond Fund                 23,790              83,067            153,572
Short Duration Tax Exempt  Fund              51,350              89,100            113,695
Tax Exempt Bond Fund                         99,303             159,206            162,255
Market Return Fund                                *               8,031             31,634
Global Short Bond Fund                            *               7,843            386,216
Global Fixed Income Fund                  1,533,836           1,982,809          1,805,589
Total Return Fund                                 *                   *             99,922
Growth & Income Fund                              *                   *            391,158
Global Balanced Fund                              *                   *             43,057**
European Growth & Income Fund                     *                   *             14,831**
International Equity Fund                         *                   *             54,170**

*  Fund had not commenced operations
** Including advisory Fee earned by the Sub-adviser

The Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or from reckless disregard by the Adviser of its duties and obligations thereunder. Unless earlier terminated as described below, the Agreement will continue in effect with respect to each Fund until June 14, 1995 and thereafter for successive annual periods, subject to annual approval by the Board of Trustees (or by a majority of the outstanding voting shares of each Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Agreement by vote cast in person at a meeting called for such purpose. The Agreement terminates upon assignment and may be terminated with respect to a Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

SUB-ADVISER

The Sub-adviser provides investment management services to the International Equity and Global Balanced Funds pursuant to the Subadvisory Agreement with the Adviser dated as of December 5, 1996. The Agreement provides that the Sub-adviser will pay all expenses of its personnel and facilities required to carry out its duties. Fees payable to the Sub-adviser for its services are the obligation of the Adviser, and not the Group, and are not reduced in the event of any voluntary or regulatory limitation on the adviser's fees.

The Sub-adviser also provides management services to the European Growth & Income Fund pursuant to the Subadvisory Agreement with the Advisor dated as of June 15, 1997. The Agreement provides that the Sub-adviser will pay all expenses of its personnel and facilities required to carry out its duties. Fees payable to the Sub-adviser for its services are the obligation of the Adviser, and not the Group, and are commensurately reduced in the event of any voluntary or regulatory limitation on the Adviser's fees.

Each Subadvisory Agreement contains provisions regarding liability of the Sub-adviser similar to those of the Investment Management Agreement between the Group and the Adviser described above. Unless earlier terminated as described below, each Subadvisory Agreement will continue in effect for an initial period of two years with respect to each Fund, and thereafter for successive annual periods, subject to annual approval by the Board of Trustees in the same manner as the Investment Management Agreement. Each Subadvisory Agreement terminates upon assignment or upon termination of the Investment Management Agreement with respect to a Fund, and may be terminated with respect to a Fund without penalty on 60 days' written notice by the Adviser or the Board of Trustees or shareholders of the Fund, or upon 90 days' written notice by the Sub-adviser.

Fees earned by the Sub-adviser since the inception of the Funds are shown below:

                                                             Fiscal Year Ending
                                                             October 31, 1997
                                                             ----------------
International Equity Fund                                         $36,271
Global Balanced Fund                                               16,102
European Growth & Income Fund                                       6,007

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Treasury Plus, Incorporated, a wholly owned subsidiary of the Adviser serves as Administrator to the Fund. Under its Administration Agreement with the Group, the Administrator has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board of Trustees regarding Fund operations, and overview the work of the fund accountant and transfer agent.

Investors Fiduciary Trust Company ("IFTC") provides fund accounting and transfer agency services to the Group. IFTC calculates daily expense accruals and net asset value per share of the Funds, issues and redeems Fund shares, maintains shareholder accounts and prepares annual investor tax statements.

The liability provisions of the Group's agreements with Treasury Plus and IFTC are similar to those of the Investment Management Agreement discussed above. In addition, the Group has agreed to indemnify IFTC against certain liabilities. The respective agreements may be terminated by either party on 90 days notice.

The Administrator has agreed that, if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the

Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement with the Group, to (ii) the aggregate fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement and to the Adviser pursuant to its Investment Management Agreement with the Group.

During the last three fiscal years, the Administrator was paid the amounts listed below.

                                                     Fiscal Year Ending October 31
                                           -------------------------------------------------
                                             1995                1996               1997
                                           ---------           ---------           ---------
Limited Maturity Fund                      $  12,864           $  22,883           $  65,533
Short Bond Fund                                7,884              32,665              62,419
U.S. Government Fund                           4,476              10,950              12,775
Intermediate Bond Fund                        20,487              24,631              32,851
Investment Quality Bond Fund                   6,731              18,435              32,908
Short Duration Tax Exempt Fund                14,771              17,181              21,318
Tax Exempt Bond Fund                          25,275              30,854              30,423
Market Return Fund                                 *               1,721               6,779
Global Short Bond Fund                             *               1,569              77,243
Global Fixed Income Fund                     386,974             397,116             361,118
Total Return Fund                                  *                   *              21,412
Growth & Income Fund                               *                   *              46,939
Global Balanced Fund                               *                   *               5,167
European Growth & Income Fund                      *                   *               1,780
International Equity Fund                          *                   *               5,417

* Fund had not commenced operations

DISTRIBUTOR

Payden & Rygel Distributors, 333 South Grand Avenue, Los Angeles, California 90071, acts as Distributor to the Group pursuant to a Distribution Agreement with the Group dated as of June 24, 1992, as amended. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Agreement, the Group has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

No compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and Statements of Additional Information (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds' shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

SHAREHOLDER SERVICE PLAN

Pursuant to the Shareholder Service Plan, each Fund will pay the Distributor for expenses incurred in connection with non-distribution shareholder services provided by the Distributor to securities broker-dealers and other securities professionals ("Service Organizations") with respect to Class S shares of a Fund, and to the beneficial owners of such shares, and for fees paid by the Distributor to such Service Organizations for the provision of support services to their clients who are beneficial owners of Class S shares ("Clients").

Support services provided pursuant to the Shareholder Service Plan include (a) establishing and maintaining accounts and records relating to Clients who invest in Class S shares; (b) aggregating and processing purchase, exchange and redemption requests for Class S shares from Clients and placing net purchase and redemption orders with respect to such shares; (c) investing, or causing to be invested, the assets of Clients' accounts in Class S shares pursuant to specific or pre-authorized instructions; (d) processing dividend and distribution payments from the Group on behalf of Clients; (e) providing information periodically to Clients showing their positions in Class S shares; (f) arranging for bank wires; (g) responding to Client inquiries relating to the services performed by Service Organizations; (h) providing sub-accounting services with respect to Class S shares beneficially owned by Clients or the information to the Group necessary for sub-accounting services; (i) preparing any necessary tax reports or forms on behalf of Clients; (j) if required by law, forwarding shareholder communications from a Fund to Clients; and (k) assisting Clients in changing dividend options, account designations and addresses.

The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Group, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be amended at any time by the Board of Trustees, provided that any material amendments of the terms of the Plan will become effective only upon the approval by a majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan.

No Plan fees were paid for any Fund during the fiscal year ended October 31, 1997.

                            PURCHASES AND REDEMPTIONS

Certain managed account clients of the Adviser may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemption, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The Declaration of Trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the Board of Trustees

                                OTHER INFORMATION

CAPITALIZATION


Each Fund is a series of The Payden & Rygel Investment Group, an open-end management investment company organized as a Massachusetts business trust in January 1992 (initially called P&R Investment Trust). The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees has currently authorized nineteen series of shares: Global Fixed Income Fund, Global Short Bond Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund, Limited Maturity Fund, Short Bond Fund, Intermediate Bond Fund, Investment Quality Bond Fund, U.S. Government Fund (formerly the U.S. Treasury Fund), Growth & Income Fund, Market Return Fund, Total Return Fund, Global Balanced Fund, European Growth & Income Fund, High Income, International Equity Fund, Value Stock Fund, Growth Stock Fund and Bunker Hill Money Market Fund. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive their pro rata share of the assets of the Fund.


Expenses incurred by the Group in connection with its organization and the initial public offering are being reimbursed to the Adviser, subject to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee", and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the Group will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

PRINCIPAL SHAREHOLDERS


As of September 30, 1997, the following persons held of record more than 5% of the outstanding shares of the Limited Maturity Fund: Tessera, Inc., San Jose, CA 95134, 19.2%; Retirement Fund

Trust of the Plumbing, Heating and Piping Industry of Southern California, Los Angeles, CA 90020, 13.3%; Infirmary Health Systems Inc., Mobile, AL 36633, 5.0%; Jicarrila Apache Tribe, Dulce, NM 87528, 8.9%; Northwest Building Corporation, Seattle, WA 98104, 10.8%; Academy of Motion Pictures Arts and Sciences, Beverly Hills, CA 90211, 6.5%; Peacehealth, Bellevue, WA 98007, 6.5%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Short Bond Fund: Michigan Conference of Teamsters Welfare Fund, Detroit, MI 48216, 29.3%; Rockford Health System, Rockford, Il 61103, 11.8%; Center Theatre Group, Los Angeles, CA 90012, 7.2%; Rose Hills Memorial Park, New York, NY 10008, 5.1%; Southern California Local Union 831, El Monte, CA 91731, 5.5%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the U.S. Government Fund: L. Horvitz, Moreland Hills, OH 44122, 52.1%; L. Wasserman, Beverly Hills, CA 90210, 6.1%; B. Richardson Trust, Cleveland, OH 44122, 5.8%; CH Foundation, Los Angeles, CA 90071, 30.5%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Intermediate Bond Fund: Bert Bell NFL Retirement Plan, Brooklyn, NY 11231, 46.1%; Lon V. Smith Foundation, Beverly Hills, CA 90210, 8.9%; North Hills Passavant, Philadelphia, PA 19182, 8.7%; Passavant Hospital Pension, Philadelphia, PA 19182, 5.4%; Dan Murphy Foundation, Los Angeles, CA 90016, 10.8%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Investment Quality Bond Fund: The Interlake Corporation Retirement Plan, Milwaukee, WI 53202, 15.2%; FMTC Premier Trust, N. Quincy, MA 02171, 18.9%; City of University City Retirement Funds, St. Louis, MO 63178, 15.04%; Washington Suburban Sanitary Commission, Laurel, MD 20702, 10.1%; Earl B. and Loraine Miller Foundation, Long Beach, CA 90802, 7.2%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Short Duration Tax Exempt Fund: R. Bension, La Canada, CA 91011, 14,2%; C. Leif, Beverly Hills, CA 90210, 24.4%; Wertheimer Family Trust, Santa Monica, CA 90402, 6.0%; C. Myers Trusts, Beverly Hills, CA 90210, 16.2%; Kleiner Family Trust, Menlo Park, CA 94025, 9.7%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Tax Exempt Bond Fund: Kleiner Family Trust, Menlo Park, CA 94025, 16.0%; Wertheimer Family Trust, Santa Monica, CA 90402, 10.2%; Clack & Co., Spokane, WA 99202, 7.3%; Charles S. Paul Living Trust, Los Angeles, CA 90077, 9.2%; P. Dermody Trust, Reno, NV 89510, 6.1%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Market Return Fund: Wasserman Foundation, Beverly Hills, CA 90210,

32.4%; Dan Murphy Foundation, Los Angeles, CA 90016, 10.2%; CMA Management Company, Los Angeles, CA 90071, 5.6%; CH Foundation, Los Angeles, CA 90071, 11.9%; Vanderbilt University, Nashville, TN 37240, 13.8%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Global Short Bond Fund: Annuity Board of the Southern Baptist Convention, Dallas, TX 75221, 9.3%; Kaiser Permanente Retirement Plan, Los Angeles, CA 90071, 9.4%; Hoag Memorial Hospital Board, Los Angeles, CA 90051, 7.3%; Joint Industry Board of the Electrical Industry, Flushing, NY 11365, 9.3%; Stryker Corporation, Los Angeles, CA 90051, 16.7; SSM Health Care System, Pittsburgh, PA 15230-3198, 12.5%; J M Huber Corporation, Edison, NJ, 7.1%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Global Fixed Income Fund: UniHealth, Pittsburgh, PA 15230, 11.0%; Federated Dept. St. Inc., Brooklyn, NY 12131, 6.3% SSM Health Care System, Pittsburgh, PA 15230, 6.3%; Self-Realization Fellowship Church, Los Angeles, CA 90065, 5.94%; Southern California Edison VEBA, Chicago, IL 60675, 5.7%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the International Equity Fund: Scottish Widows Investment Management, Scotland, 13.3%; Dan Murphy Foundation, Los Angeles, CA 90016, 16.9%; Wasserman Foundation, Beverly Hills, CA 90210, 16.2%; Sheinberg Family Trust, Beverly Hills, CA 90210, 10.1%; Teague Family Trusts, Palos Verdes, CA 90274, 9.9%; C. Leif, Beverly Hills, CA 90210, 8.0%; C. Myers Trusts, Beverly Hills, CA 90210, 5.4%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Total Return Fund: The Academy Foundation, Beverly Hills, CA 90211, 11.9%; Academy of Motion Picture Arts and Sciences, Beverly Hills, CA 90211, 9.0%; Walt Disney Disability Trust, Burbank, CA 91521, 12.4%; Washington Suburban Sanitary Commission, Laurel, MD, 20702, 13.14%; Amateur Athletic Foundation, Los Angeles, CA 90018, 22.9%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the Global Balanced Fund: Lon V. Smith Foundation, Beverly Hills, CA 90210, 41.4%; Scottish Widows Fund and Life Assurance Society, Edenburgh, Scotland, 25.1%; CMA Management Company, Los Angeles, CA 90071, 16.1%.

As of December 15, 1997, the following persons held of record more than 5% of the outstanding shares of the European Growth & Income Fund: CH Foundation, Los Angeles, CA 90071, 14.2%; CMA Management Company, Los Angeles, CA 90071, 5.9%; Wertheimer Family Trust, Santa Monica, CA 90402, 6.8%; Sheinberg Family Trust, Beverly Hills, CA 90210, 12.0%.

The Fund has no information regarding the beneficial ownership of such shares. As of such date, the officers and directors of the Group as a group owned less than 1% of the outstanding shares of the Funds, except for the Total Return Fund, 1.4%; Market Return Fund, 5.7%; European Growth & Income Fund, 2.3%; Growth & Income Fund, 2.6%; and Global Balanced Fund, 16.8%.


DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust disclaims liability of the shareholders of a Fund for acts or obligations of the Group, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and thus should be considered remote.

The Declaration of Trust provides further that no officer or Trustee of the Group will be personally liable for any obligations of the Group, nor will any officer or Trustee be personally liable to the Group or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the Group is entitled to be indemnified against all liabilities and expenses, including reasonable accountants' and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee or officer.


CLASS R AND S SHARES

The Board of Trustees of the Group has adopted a Multiple Class Plan in accordance with Rule 18f-3 under the 1940 Act in order to establish two series of shares of the Funds. The Plan provides that Class R and Class S shares will be identical in all respects except as follows: (a) the designation of each class of shares of a Fund; (b) the exclusive right of Class S shares to vote on matters related to the Shareholder Service Plan; (c) the impact of the disproportionate payments made under the Plan; (d) the incremental transfer agency costs attributable to a class of shares ; (e) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class; (f) Securities and Exchange Commission registration fees incurred by a class of shares; (g) the expense of administrative personnel and services required to support the shareholders of a specific class; (h) trustees' fees or expenses incurred as a result of issues relating to one class of shares;
(i) accounting expenses relating solely to one class of shares; (j) state blue sky registration fees incurred by one class of shares; (k) litigation or other legal expenses relating solely to one class of shares; and (l) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares.


VOTING

Shareholders of the Funds and any other series of the Group will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Group voting without regard to series or class.

CUSTODIAN

The Boston Safe Deposit and Trust Company serves as Custodian for the assets of the Funds. The Custodian's address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the Group, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund's portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Funds. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT AUDITORS

Deloitte & Touche LLP serves as the independent auditors for the Funds. Deloitte & Touche provides audit and tax return preparation services to the Group. The independent auditors' address is 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402-1788.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP pass upon certain legal matters in connection with the shares offered by the Group, and also act as Counsel to the Group. Counsel's address is 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP also acts as counsel to the Adviser and the Distributor.

LICENSE AGREEMENT

The Adviser has entered into a non-exclusive License Agreement with the Group which permits the

Group to use the name "Payden & Rygel". The Adviser has the right to require the Group to cease using the name at such time as the Adviser is no longer employed as investment manager to the Group.

FINANCIAL STATEMENTS

The Funds' 1997 Annual Report to Shareholders accompanies this Statement of Additional Information. The financial statements in such Annual Report are incorporated in this Statement of Additional Information by reference. The financial statements in such Annual Report have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing.

Additional copies of the Funds' 1997 Annual Report to Shareholders may be obtained at no charge by writing or telephoning the Group at the address or number on the front page of this Statement of Additional Information.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Group's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

        The following paragraphs summarize the descriptions for the ratings for municipal securities and commercial paper referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of such organizations of the quality of the securities which they undertake to rate, are general and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.

The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody's ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the "Bonds" section of the Moody's descriptions.

        Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

        Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

MUNICIPAL BOND RATINGS

        AAA - Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

        General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

        Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous.
        There is evidence of superior management.

        AA - High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

        A - Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

        General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

        Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

        Rating Refinements: Standard & Poor's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

        A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

        F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

IBCA, LIMITED

IBCA analyzes credit quality of short term debt (maturities of one year or less).

        A: An issuer of impeccable financial condition, with a consistent record of above average performance.

        B: An issuer with a sound risk profile and without significant problems. The issuer's performance has generally been in line with or better than that of its peers.

        C: An issuer which has an adequate risk profile but possesses one or more troublesome aspects, giving rise to the possibility of risk developing, or which has generally failed to perform in line with its peers.

In addition, ratings of "A/B" and "B/C" may be assigned.

THOMPSON BANK WATCH

Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS

Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).


Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate Thompson Bank Watch's opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.


Bank Watch Issuer Ratings are assigned using an intermediate time horizon.

RATING DEFINITIONS

        A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

        A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

        B: A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

        B/C: Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

        C: Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

                       THE PAYDEN & RYGEL INVESTMENT GROUP

                                  F O R M N-1A

                            PART C: OTHER INFORMATION


Item 24. Financial Statements and Exhibits.


        (a)     Financial Statements:

                Registrant's Statements of Assets and Liabilities as of October 31, 1997, Statements of Operations for the period ended October 31, 1997, Statements of Changes in Net Assets for the periods ended October 31, 1997 and October 31, 1996, Schedules of Portfolio Investments as of October 31, 1997, related notes, and Independent Auditors' Report, with respect to the Funds are incorporated by reference in Part B.


        (b)     Exhibits:

                (1.1)   Master Trust Agreement of Registrant (a).

                (1.2)   Certificate of Amendment of Master Trust Agreement (b).

                (1.3) Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

                (1.4) Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

                (1.5) Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

                (1.6) Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

                (1.7)   Amendment No. 6 to the Master Trust Agreement (g).

                (1.8)   Amendment No. 7 to the Master Trust Agreement (h).

                (1.9)   Amendment No. 8 to the Master Trust Agreement (i).

                (1.10)  Amendment No. 9 to the Master Trust Agreement (j).

                (1.11)  Amendment No. 10 to the Master Trust Agreement (k).

                (1.12)  Form of Amendment No. 11 to the Master Trust Agreement
                        (k).

                (1.13)  Form of Amendment No. 12 to the Master Trust Agreement
                        (l).

                (1.14)  Form of Amendment No. 13 to the Master Trust Agreement
                        (m).

                (1.15)  Form of Amendment No. 14 to the Master Trust Agreement
                        (u).

                (1.16)  Form of Amendment No. 15 to the Master Trust Agreement
                        (u).


                (1.17)  Amendment No. 16 to the Master Trust Agreement.


                (1.18)  Form of Amendment No. 17 to the Master Trust Agreement.

                (2)     By-laws of Registrant (a).

                (3)     None.

                (4)     None.

                (5.1) Investment Management Agreement between Registrant and Payden & Rygel (n).

                (5.2) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond Fund to the Agreement (n).

                (5.3) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated December 29, 1993, adding Short Bond, Intermediate Bond and Investment Quality Bond (previously Opportunity) Funds to the Agreement (n).

                (5.4) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding Limited Maturity Fund to the Agreement (e).

                (5.5) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994 with respect to Class B shares (e).

                (5.6) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994, adding Short Duration Tax Exempt Fund to the Agreement
                        (e).

                (5.7) Agreement between Registrant and Payden & Rygel dated June 14, 1994 with respect to voluntary expense limitations (g).

                (5.8) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding U.S. Treasury Fund and International Bond Fund (previously Global Opportunity Fund) to the Agreement (g).

                (5.9) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Market Return Fund to the Agreement (o).

                (5.10) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Growth & Income Fund to the Agreement (k).

                (5.11) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Global Short Bond Fund to the Agreement (l).

                (5.12) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Total Return Fund, International Equity Fund and Global Balanced Fund to the Agreement (m).


                (5.13) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding European Growth & Income Fund to the Agreement.


                (5.14) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the PRAAM Money Market Fund (now the Bunker Hill Money Market
                        Fund) to the Agreement (u).


                (5.15) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the High Income Fund to the Agreement.


                (5.16) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Value Stock Fund and Growth Stock Fund to the Agreement.

                (5.17) Form of Subadvisory Agreement between Payden & Rygel and Scottish Widows Investment Management Limited with respect to the International Equity Fund and Global Balanced Fund (m).

                (5.18) Form of Subadvisory Agreement between Payden & Rygel and Scottish Widows Investment Management Limited with respect to the European Growth & Income Fund (t).

                (6.1) Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. (n).

                (6.2) Amendment to Distribution Agreement between Registrant and Payden & Rygel Distributors dated August 31, 1992
                        (p).

                (7)     None.

                (8) Form of Custody Agreement between Registrant and Boston Safe Deposit and Trust Company (q).

                (9.1) Management and Administration Agreement between Registrant and Treasury Plus, Incorporated dated as of January 1, 1996 (o).

                (9.2) Form of Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company (o).

                (9.3) Form of Transfer Agency and Service Agreement between Registrant and Investors Fiduciary Trust Company (o).

                (9.4)   License Agreement between Registrant and Payden & Rygel
                        (n).


                (10.1)  Opinion of Counsel (b).

                (10.2)  Opinion of Counsel, dated December 23, 1997.

                (11)    Consent of Independent Auditors.


                (12)    Not applicable.

                (13)    Investment letter of Payden & Rygel (b).

                (14.1) Form of Payden & Rygel Investment Group Section 403(b)(7) Custodial Account Agreement, including related application material (t).

                (14.2) Form of Payden & Rygel Individual Retirement Account Disclosure Statement, including related application material (t).

                (15) The Payden & Rygel Investment Group Distribution Plan, adopted September 9, 1997 (u).

                (16)    Total return calculations (o).

                (17)    Not applicable.


                (18) The Payden & Rygel Investment Group Multiple Class Plan, dated December 16, 1997.

                (19.1) Powers of Attorney of Dennis Poulsen and J. Clayburn La Force (r).

                (19.2)  Power of Attorney of Stender E. Sweeney (r).

                (19.3)  Power of Attorney of Thomas McKernan, Jr. (s).

                (19.4)  Power of Attorney of W.D. Hilton, Jr. (f).


                (19.5) Annual Report to Shareholders for the fiscal year ended October 31, 1997, filed in accordance with Rule 303(b) of Regulation S-T.


----------
(a) Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.

(b) Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c) Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.

(d) Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.

(e) Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.

(f) Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.

(g) Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.

(h) Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.

(i) Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.

(j) Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.

(k) Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.

(l) Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.

(m) Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.

(o) Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.

(p) Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.

(q) Filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on December 20, 1996 and incorporated herein by reference.

(r) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on June 19, 1992 and incorporated herein by reference.

(s) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on March 1, 1994 and incorporated herein by reference.

(t) Filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement on April 17, 1997 and incorporated herein by reference.

(u) Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on September 24, 1997 and incorporated herein by reference.



Item 25. Persons Controlled by or Under Common Control with Registrant.


        As of December 15, 1997, the following persons held of record more than 25% of the outstanding shares of the following classes of shares of Registrant:
Payden & Rygel Intermediate Bond Fund, Class R -- Bert Bell NFL Retirement Plan (46%); Payden & Rygel U.S. Government Fund, Class R -- CH Foundation (31%) and
L. Horvitz (52%); Payden & Rygel Market Return Fund, Class R - Wasserman Foundation (32%); Payden & Rygel Short Bond Fund, Class R - Michigan Conference of Teamsters Welfare Fund (29%); Payden & Rygel Global Balanced Fund, Class R -- Lon V. Smith Foundation (41%) and Scottish Widows Fund and Life Assurance Society (25%).


Item 26. Number of Holders of Securities.


        As of December 19, 1997, the number of record holders of each class of securities of Registrant was as follows:

               Title of Class                  Number of Record Holders

Shares of beneficial interest of Payden
& Rygel Global Fixed Income Fund  - Class R                262
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel International Bond Fund   - Class R                 11
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel Tax Exempt Bond Fund      - Class R                 81
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel Short Duration            - Class R                56
Tax Exempt Fund                   - Class S                 0

Shares of beneficial interest of Payden
& Rygel Short Bond Fund           - Class R                 61
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel Intermediate Bond Fund    - Class R                 49
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel Investment Quality        - Class R                 66
Bond Fund                         - Class S                  0

Shares of beneficial interest of Payden
& Rygel Limited Maturity Fund     - Class R                238
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel U.S. Government Fund      - Class R                 28
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel Market Return Fund        - Class R                137
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel Growth & Income Fund      - Class R              5,500
                                  - Class S                  0

Shares of beneficial interest of Payden
& Rygel Global Short Bond Fund    - Class R                41
                                  - Class S                 0

Shares of beneficial interest of Payden
& Rygel Total Return Fund         - Class R                45
                                  - Class S                 0

Shares of beneficial interest of Payden
& Rygel Global Balanced Fund      - Class R                52
                                  - Class S                 0

Shares of beneficial interest of Payden
& Rygel International Equity      - Class R                 77
Fund                              - Class S                  0

Shares of beneficial interest of Payden
& Rygel European Growth           - Class R                625
Fund                              - Class S                  0

Shares of beneficial interest of Bunker
Hill Money Market Fund            - Class R                 18
                                  - Class D                  0


Item 27. Indemnification.

        Section 6.4 of Article VI of Registrant's Master Trust Agreement, filed herewith as Exhibit 1, provides for the indemnification of Registrant's trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

        Section 7 of Registrant's Investment Management Agreement, filed herewith as Exhibit 5, provides for the indemnification of Registrant's Adviser against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.
Section 4 of Registrant's Distribution Agreement, filed herewith as Exhibit 6, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

        Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.

        During the two fiscal years ended December 31, 1996, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial businesses, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Name and Principal
Business Address             Office                    Other Employment
------------------           ------                    ----------------

Joan A. Payden               President and
                             Director

Lynn M. Bowker               Vice President
                             and Treasurer

Lynda L. Faber               Senior Vice
                             President and
                             Director

John P. Isaacson             Executive Vice
                             President and
                             Director

Scott A. King                Executive Vice
                             President and
                             Director

Brian W. Matthews            Vice President

Christopher N. Orndorff      Vice President

Item 29. Principal Underwriters.

        (a) Payden & Rygel Distributors, Inc. does not act as a principal underwriter, depositor or investment adviser to any investment company other than Registrant.

        (b) Information is furnished below with respect to the officers and directors of Payden & Rygel Distributors, Inc. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

                              Positions and
                              Offices with                  Positions and
Name and Principal            Principal                     Offices with
Business Address              Underwriter                   Registrant
------------------            -------------                 -------------
Joan A. Payden                President                     Trustee, Chairman
                              and Director                  of the Board and
                                                            Chief Executive Officer

Christopher N. Orndorff       Director                      Trustee

Shirley T. Hosoi              Vice President and            President and
                              Chief Operating Officer       Chief Operating Officer

Thomas J. Barrett             Chief Financial
                              Officer

        (c)     Not applicable.

Item 30. Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained either at the offices of the Registrant (333 South Grand Avenue, Los Angeles, California 90071), its adviser Payden & Rygel (333 South Grand Avenue, 32nd

Floor, Los Angeles, California 90071), its Administrator Treasury Plus, Inc. (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071), its Fund Accountant and Transfer Agent Investors Fiduciary Trust Company (127 West 10th Street, Kansas City, Missouri 64105), or its Custodian Boston Safe Deposit and Trust Company (One Boston Place, Boston, Massachusetts 02108).

Item 31. Management Services.

        Not Applicable.

Item 32. Undertakings.

        Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.



        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 26th day of December, 1997. The undersigned hereby certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act.


                                           THE PAYDEN & RYGEL INVESTMENT GROUP


                                           By     /s/ Joan A. Payden
                                                  ------------------------------
                                                  Joan A. Payden
                                                  President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                    Trustee and               December 26, 1997
                                    Principal
/s/ Joan A. Payden                  Executive Officer
---------------------------
Joan A. Payden

/s/ J. Clayburn La Force*           Trustee                   December 26, 1997
---------------------------
J. Clayburn La Force

/s/ Dennis C. Poulsen*              Trustee                   December 26, 1997
---------------------------
Dennis C. Poulsen

/s/ Thomas McKernan, Jr.*           Trustee                   December 26, 1997
---------------------------
Thomas McKernan, Jr.

/s/ Stender E. Sweeney*             Trustee                   December 26, 1997
---------------------------
Stender E. Sweeney

/s/ W.D. Hilton, Jr.*               Trustee                   December 26, 1997
---------------------------
W.D. Hilton, Jr.

/s/ Lynda L. Faber                  Trustee                   December 26, 1997
---------------------------
Lynda L. Faber

/s/ John Paul Isaacson              Trustee                   December 26, 1997
---------------------------
John Paul Isaacson

/s/ Christopher N. Orndorff         Trustee                   December 26, 1997
---------------------------
Christopher N. Orndorff

/s/ Thomas J. Barrett               Principal                 December 26, 1997
---------------------------

Thomas J. Barrett                   Financial and
                                    Accounting Officer

*s/Joan A. Payden
---------------------------
By: Joan A. Payden
    Attorney-In-Fact

                                  EXHIBIT INDEX
                       THE PAYDEN & RYGEL INVESTMENT GROUP
                        FORM N-1A REGISTRATION STATEMENT
                         Post-Effective Amendment No. 34



Exhibit No.                       Title of Exhibit
-----------                       ----------------


  (1.17)        Amendment No. 16 to the Master Trust Agreement.


  (1.18)        Form of Amendment No. 17 to the Master Trust Agreement.


  (5.13) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding European Growth & Income Fund to the Agreement

  (5.15) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding High Income Fund to the Agreement.


  (5.16) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Value Stock Fund and Growth Stock Fund to the Agreement.

  (10.2)        Opinion of Counsel, dated December 23, 1997.


  (11)          Consent of Independent Auditors.

  (18) The Payden & Rygel Investment Group Multiple Class Plan, dated December 16, 1997.

  (19.5) Annual Report to Shareholders for the fiscal year ended October 31, 1997, filed in accordance with Rule 303(b) of Regulation S-T.